Prospectus
May 1, 1997


Variable Annuity                                            [Logo]
Contracts of
Prudential's
Annuity Plan
Account-2

(for use in connection with certain
plans qualifying for special Federal
income tax treatment, including: (1)
non-allocated corporate pension and
profit-sharing plans and (2) those
allocated pension, profit-sharing and
annuity purchase plans which have
Prudential Transfer Accounts that were
established before 1978)


Prudential's Gibraltar Fund, Inc.




The net proceeds derived from the sale of these Variable Annuity Contracts are allocated to Prudential's Annuity Plan Account-2, which is a variable contract account of The Prudential Insurance Company of America. The assets of this account are invested solely in shares of a mutual fund concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration. The Fund's investment objectives are pursued primarily through the purchase of common stocks.


These securities have not been approved or disapproved by The Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                Mailing Address:


                  The Prudential Insurance Company of America
                                Prudential Plaza
                         Newark, New Jersey 07102-3777


                           Telephone: (800) 445-4571


FSPQ 101 Ed 5-97
   YOU ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.
                                                               Printed in U.S.A.

                               PROSPECTUS CONTENTS
                                                                            Page
                                                                            ----


GLOSSARY OF TERMS USED IN THIS PROSPECTUS .................................    1

SUMMARY ...................................................................    2

FEE TABLE .................................................................    5


PRUDENTIAL'S GIBRALTAR FUND, INC.-- FINANCIAL HIGHLIGHTS ..................    6

GENERAL PROGRAM INFORMATION ...............................................    7
  Eligibility for Purchase ................................................    7
  The Variable Annuity Contract ...........................................    7
  The Role of the Transfer Account ........................................    8
  Prudential's Annuity Plan Account-2 .....................................    8
  Prudential's Gibraltar Fund, Inc. .......................................    9
  The Prudential's Administrative Role ....................................    9

DESCRIPTION OF THE CONTRACTS ..............................................   10
  Sales and Related Charges ...............................................   10
  Other Charges ...........................................................   11
  Right to Cancel .........................................................   11
  How Accumulation Shares are Credited ....................................   11
  Liquidation (Redemption) and Transfer of Accumulation Shares ............   12
  Results Under a Hypothetical Purchase Program ...........................   13
  Effecting a Variable Annuity ............................................   13
  Types of Annuity Available ..............................................   14
  How Variable Annuity Payments are Determined ............................   14
  The Risks Which The Prudential Assumes ..................................   15
  Payment Upon the Death of the Planholder ................................   16
  Exercising Rights Under the Contracts ...................................   16
  The Prudential-Sponsored Pension Plans ..................................   17

DESCRIPTION OF PRUDENTIAL'S GIBRALTAR FUND, INC. ..........................   17
  Investment Policies .....................................................   17
  Restrictions on Investment ..............................................   18
  New Jersey Investment Laws ..............................................   19
  Summary of Investment Advisory Contract .................................   20
  The Prudential as Manager of the Fund's Investments .....................   21
  Brokerage ...............................................................   21
  Determination of Net Asset Value ........................................   22
  Redemption of Fund Shares ...............................................   23
  Description of Fund Shares and Voting Rights ............................   23
  Custodian, Transfer Agent and Dividend-Paying Agent .....................   23


SUPPLEMENTARY INFORMATION .................................................   24
  State Regulation ........................................................   24
  Federal Income Taxes ....................................................   24
  Withholding .............................................................   25
  Additional Information ..................................................   26
  Experts .................................................................   26
  Litigation ..............................................................   26

DIRECTORS AND OFFICERS OF THE FUND ........................................   27


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS ....................   28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--OFFICERS .....................   30

FINANCIAL STATEMENTS OF PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2 ...............   A1

FINANCIAL STATEMENTS OF PRUDENTIAL'S GIBRALTAR FUND, INC. .................   B1

SCHEDULE OF INVESTMENTS ...................................................   B2

FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA ...............................................................   C1



Effective January 1, 1984, sales of the Contracts described in this Prospectus to new customers were discontinued. This decision does not affect inforce planholders who may continue to make subsequent purchases on either a scheduled or non-scheduled basis.

                    GLOSSARY OF TERMS USED IN THIS PROSPECTUS

Accumulation Period: The period prior to retirement when funds are being accumulated for a participant's benefit.

Accumulation Share: A measure used to determine the value of a Planholder's contract during the accumulation period.

Accumulation Share Value: The dollar value of one accumulation share.

Allocated Plan: A retirement plan under which Contracts are held in the names of the individual participants.

Annuity: A series of payments made each month as long as a person, called an annuitant, is living. In some forms of annuity, payments may continue after the annuitant's death.

Annuity Share: A measure used to determine the value of a variable annuity payment.

Annuity Share Value: The monthly dollar value of one Annuity Share.

Business Day: Day on which the New York Stock Exchange is open for business.


Contract: The Variable Annuity Contract described in this Prospectus which is a written agreement between The Prudential and the contract owner which sets forth the rights, duties and privileges of all parties.


Mortality and Expense Risks: The risks The Prudential assumes because the amount of variable annuity payments will not be affected by losses The Prudential may incur if annuitants live longer than expected or if actual expenses are higher than expected.

Non-Allocated Plan: A retirement plan under which contracts are held in the name of the employer or plan trustee.

Planholder: Person in whose name a Contract is issued.


Prudential Financial Security Program (Program): A number of contracts issued by The Prudential, including the Contract described in this Prospectus.

Prudential's Annuity Plan Account-2 (APA-2 or Account): The separate account in which the Contracts described in this Prospectus participate.

Prudential's Gibraltar Fund, Inc. (Fund): The mutual fund in whose shares APA-2 invests.


Purchase Payment: Money paid under a Contract on behalf of a participant in a retirement plan.

Retirement Plans: Corporate, qualified plans for self-employed individuals, IRA, and public school and Section 501(c)(3) plans.

Separate Account: A separate portfolio of assets held by an insurance company and whose investment experience is kept separate from that of the other investment accounts of the company.

Transfer Account: Account used, by agreement between The Prudential and an Accountholder, to facilitate the accumulation and allocation of funds for purchase under a retirement plan.

Variable Annuity: An annuity whose payments vary with the investment results of APA-2.

                                     SUMMARY

THESE PAGES CONTAIN A BRIEF SUMMARY OF SOME OF THE IMPORTANT FEATURES OF THE VARIABLE ANNUITY CONTRACT DESCRIBED IN THIS PROSPECTUS, PARTICULARLY THOSE RELATED TO THE CHARGES MADE BY THE PRUDENTIAL. THIS SUMMARY DOES NOT PROVIDE A FULL DESCRIPTION OF THE CONTRACT. THE ENTIRE PROSPECTUS SHOULD BE READ FOR THAT PURPOSE. YOU MAY FIND IT HELPFUL TO RE-READ THIS SUMMARY AFTER HAVING READ THE PROSPECTUS.

These Variable Annuity Contracts are issued for use only in connection with the following types of allocated and non-allocated tax-qualified retirement plans. (A plan is considered to be allocated if assets of the plan represented by these variable annuity contracts are held in the names of the individual participants. It is non-allocated if the contract is issued in the name of the employer or plan trustee.)

     Non-Allocated Plans. The Contracts are issued for use in connection with non-allocated corporate pension and profit-sharing plans qualified under
     Section 401(a) of the Internal Revenue Code of 1986, as amended (Code) (non-allocated corporate plan).


     Allocated Plans. The Contracts are issued for use in connection with allocated plans only to add a participant under a Prudential Transfer Account which has already been established for the plan in the name of the employer or trustee, where the plan is one of the following types: (1) a corporate pension or profit-sharing plan qualified under Section 401(a) of the Code (corporate plan); or (2) an annuity purchase plan adopted by a public school system or tax-exempt Section 501(c)(3) organization pursuant to Section 403(b) of the Code (Section 403(b) annuities). Transfer Accounts are described on the following page and on page 7.


Many of these Contracts were also previously sold, and are currently in force, in connection with Individual Retirement Annuities established under the provisions of the Employee Retirement Income Security Act of 1974 (IRA plans) and 403(b) annuities where the Transfer Account is in the name of the employee.

The Prudential Insurance Company of America (The Prudential) will accept purchase payments in any amount if made under a Contract issued in connection with a Prudential-sponsored corporate plan or qualified plan for a self-employed individual. For all other Contracts, purchases of at least $300 per year must be scheduled.


The net purchase payments made under the Contracts, after the deductions described below, are allocated to Prudential's Annuity Plan Account-2 (Account), a variable contract account of The Prudential. The assets of the Account are invested at net asset value in shares of Prudential's Gibraltar Fund, Inc.
(Fund). The value of the Contracts before annuity payments begin and the amount of monthly annuity benefits payable under them thereafter will increase or decrease depending on increases or decreases in the market value of the portfolio securities owned by the Fund.

Subject to any limitations contained in the applicable pension plan, the Contracts may be liquidated at their net asset value at any time during the period before annuity payments begin, although such a liquidation may have tax consequences that should be considered carefully. In addition, federal tax law imposes restrictions on withdrawals from annuity purchase plans subject to
Section 403(b) of the Code. The net asset value of a Contract is the value of accumulation shares credited to it minus any transfer taxes and transaction charge. Currently no transfer taxes are imposed. The maximum transaction charge is $1. See Liquidation (Redemption) and Transfer of Accumulation Shares, page
12. After annuity payments begin the Contracts may no longer be liquidated, in whole or in part.

The Fund was organized by The Prudential to serve as the investment medium for the variable contract accounts of the Prudential Financial Security Program (Program), including this Account. The Fund does not sell its shares to the public. It is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose investment objective is concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration. The portfolio of the Fund consists primarily of common stock of a diversified group of companies in a variety of industries. The Contracts are subject to the risks associated with common stock investment, so there can be no assurance that the investment objectives will be achieved. Investment policies of the Fund permit, investments in three categories that could entail special risks: the Fund's assets may be invested in American Depository Receipts; up to 10% of the value of the Fund's assets may be invested in securities which are not readily marketable; and up to 3% may be invested in warrants or rights to acquire stock. See Special Risks on page 18.


The Prudential, a mutual insurance company, was founded in 1875 under the laws of New Jersey. The Prudential is subject to regulation by the Department of Insurance of the State of New Jersey and by the insurance departments of all the other states and jurisdictions in which it does business. The Prudential is the investment advisor of the

Fund. See The Prudential as Manager of the Fund's Investments, page 21. The Prudential's financial statements begin on page C1 and should be considered only as bearing upon The Prudential's ability to meet its obligations under the Contracts.


Pruco Securities Corporation (Prusec), an indirect wholly-owned subsidiary of The Prudential, acts as the principal underwriter of the Fund and the Account. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080.

A transfer account is established with The Prudential for the retirement plan to facilitate the accumulation and allocation of funds for purchases under the plan. The person establishing the transfer account is known as the Accountholder. For newly established non-allocated corporate plan transfer accounts this will be the employer (employer Accountholder) or a trustee or custodian (trustee Accountholder). This is also true of most previously established transfer accounts for corporate plans and qualified plans for self-employed individuals. Under previously established transfer accounts for IRA and most Section 403(b) annuities, the employee is the Accountholder (employee Accountholder). Funds may be deposited in the transfer account at any time by or for the Accountholder, who authorizes their transfer to Prudential's Annuity Plan Account-2 as purchase payments under these Contracts. The minimum deposit is $25. A person for whom purchase payments are made is called a Planholder. Most Planholders will be employees under the retirement plan. In some instances the employer, trustee or custodian under a corporate plan or qualified plan for self-employed individuals will also be a Planholder.


At the time the transfer account is established, the Accountholder pays an enrollment fee to cover the non-recurring expenses of processing the Planholder enrollment and creating the initial Program records. The fee is $40 for an employer or trustee Accountholder. See The Role Of The Transfer Account, page 7.


Sales And Related Charges. A sales charge is deducted from purchase payments during a Contract's accumulation period, which is the period prior to the retirement of a Planholder when funds are being accumulated for the Planholder's benefit. The charge ranges from 8.5% on the first $5,000 to 0.6% on any excess over $500,000. In determining what percentage is used, all purchase payments made on the date of purchase through the same transfer account for Planholders in the accumulation period are combined and added to the current value of all accumulation shares, if any, then credited to all Planholders under that transfer account. There is also a transaction charge for each purchase payment of $1, or 2% of the amount transferred if less.

The sales charge as a percentage of the net amount invested (purchase payment minus sales charge and transaction charge) is greatest when purchase payments are smallest and being made at the first $5,000 rate. For a $25 purchase payment, the maximum sales charge and the maximum deduction from purchase payment (including sales charge and transaction charge) are 9.5% and 11.8%, respectively, of the net amount invested.

A sales charge is also deducted from purchase payments made to provide immediate annuities with no accumulation period. The same scale of sales charges applies, except that in determining the percentage to be used, all purchase payments made through the same transfer account to provide annuities without accumulation periods, including payments under related Fixed-Dollar Annuity Contracts, are combined and added to all purchase payments previously made to provide such annuities for Planholders using that transfer account.

No sales charge is deducted from any purchase payment to the extent that it is made with the proceeds of another contract issued by The Prudential in connection with a tax-qualified retirement plan, including any dividend accumulations or paid-up additions resulting from that contract. Nor is any sales charge deducted at the time accumulation shares are used to provide an annuity under the Program.


Currently a few states impose a premium tax on some tax-qualified variable annuity purchases. The sales and transaction charges and state premium taxes are discussed in greater detail under Sales and Related Charges on page 10.


Other Charges. The above charges are made in connection with purchase payments. In addition, other charges are made daily against the assets of the Account and of the Fund. During the accumulation period, there are charges made at an aggregate rate of 0.675% per year for administrative services and for the assumption by The Prudential of mortality and expense risks. These charges are applied against Account assets attributable to these variable annuity contracts in the accumulation period.

During the annuity payout period, there are charges made at an aggregate rate of 0.375% per year, for administrative charges and for the assumption by The Prudential of mortality and expense risks. These charges are applied against Account assets attributable to these Contracts in the annuity payout period.


An investment advisory charge is applied against the Fund assets underlying the Account, at a rate of 0.125% (1 @8 of 1%) per year. In addition, the Fund has expenses which may be considered to be an indirect charge against assets. See Summary of Investment Advisory Contract, page 20.

In total, these other charges, exclusive of enrollment fees, sales charges, transaction charges and premium taxes, represent on a yearly basis approximately 0.8% (8 @10 of 1%) of net assets attributable to the accumulation period, and 0.5% (1 /2 of 1%) of net assets attributable to the annuity payout period under these variable annuity contracts. See Other Charges, page 11.


Use of a Prudential-sponsored corporate plan or qualified plan for self-employed individuals, or use of any other corporate plan or qualified plan for self-employed individuals pursuant to which a Transfer Account Agreement was issued after April 30, 1974, will involve an annual charge of $5, payable by the employer, for each variable annuity contract provided under the Program for a Planholder during the accumulation period.

Illustration. To illustrate how the sales and other charges may operate, assume that an employer begins a non-allocated corporate plan. After paying the one-time enrollment fee of $40 and the first annual $5 charge, the employer makes a single investment of $1,000. An 8.5% sales charge ($85) and $1 transaction charge are deducted from the purchase payment, leaving $914 as the net amount invested. If the accumulation share value for that business day is $10, this will result in 91.4 shares being credited under the Contract. If there should be no daily change in the accumulation share value during the ensuing year the total charges against assets for the year would be approximately $7.31.


If the employer makes a $1,000 purchase payment each year thereafter, the net amount invested from each payment will be determined as described under Sales and Related Charges on page 10. Whether the employer makes only a single purchase payment or periodic purchases, the total value available when employees retire is dependent upon the investment results of the Fund and cannot be guaranteed or projected.

Future Changes in Charges. Except as described under Exercising Rights Under the Contracts, page 16, The Prudential reserves the right to change all charges, including the sales charge, upon 90 days notice to Accountholders and Planholders.

                                    FEE TABLE

PLANHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)

                                 First         $  5,000      8.50%
                                 Next          $  5,000      7.00%
                                 Next          $ 10,000      5.00%
                                 Next          $ 30,000      3.00%
                                 Next          $ 50,000      2.00%
                                 Next          $400,000      1.00%
                                 Excess over   $500,000      0.60%

Transaction Charges
     Purchase Payments ..........  $1.00 from each  purchase  payment,  or 2% of the purchase payment (whichever is less).

     Liquidations ...............  $1.00  for  any  liquidation,  or 1% of  the net amount liquidated (whichever is less).

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
    Mortality and Expense Risk Fees .........................................     0.30%
    Account Fees and Expenses (Administrative Charge) .......................     0.38%
                                                                                  ----
      Total Separate Account Annual Expenses ................................     0.68%
                                                                                  ====


PRUDENTIAL'S GIBRALTAR FUND, INC. ANNUAL EXPENSES (AS A PERCENTAGE OF
 THE FUND'S AVERAGE NET ASSETS)
    Investment Management Fees ..............................................     0.125%
    Other Expenses ..........................................................     0.0.31%
                                                                                  ------
      Total Prudential's Gibraltar Fund, Inc. Annual Expenses ...............     0.156%
                                                                                  =====


                                    Examples

                                                              1 Year          3 Years          5 Years             10 Years
                                                              ------          -------          -------             --------

If you surrender your Contract at the end of the applicable time period:

    You would pay the following expenses
      on a $1,000 investment, assuming 5%
      annual return on assets:                                  $95             $111             $129                 $181

If you annuitize at the end of the applicable time period or do not surrender your Contract:

    You would pay the following expenses
      on a $1,000 investment, assuming
      5% annual return on assets:                               $94             $110             $128                 $180


The purpose of the foregoing table is to assist the Planholder in understanding the expenses of the Account and the Fund that he/she will bear, directly or indirectly. Upon effecting an annuity, the Annuitant will be subject to different expenses. See the sections on Prudential's Gibraltar Fund, Inc., Sales and Related Charges and Other Charges for more complete descriptions of the various costs and expenses. The above table does not include any state premium taxes.

The Examples should not be considered to be a representation of past or future expenses; actual expenses may be greater or lesser than those shown.

             PRUDENTIAL'S GIBRALTAR FUND, INC.--FINANCIAL HIGHLIGHTS
                  (For a share outstanding throughout the year)

The following financial highlights for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was also unqualified. Their reports are included in this Prospectus.

                            01/01/96   01/01/95   01/01/94  01/01/93   01/01/92   01/01/91   01/01/90  01/01/89  01/01/88  01/01/87
                               to         to         to        to         to         to         to        to        to        to
                            12/31/96   12/31/95*  12/31/94* 12/31/93*  12/31/92*  12/31/91*  12/31/90* 12/31/89* 12/31/88* 12/31/87*
                            --------   ---------  -------------------  ---------  ---------  ---------------------------------------
Net Asset Value at
 beginning of year ......    $10.14      $9.40     $11.29     $11.13    $11.39      $9.40     $10.59     $10.29     $9.19    $12.44
                             ------      -----     ------     ------    ------      -----     ------     ------     -----    ------
Income From Investment
 Operations:
Net investment income ...      0.16       0.18       0.21       0.18      0.18       0.22       0.34       0.36      0.31      0.40
Net realized and
 unrealized gains
 (losses) on
 investments ............      2.56       1.65      (0.40)      2.43      1.77       2.90      (0.64)      1.92      2.00      0.23
                             ------      -----     ------     ------    ------      -----     ------     ------     -----    ------
 Total from investment
  operations ............      2.72       1.83      (0.19)      2.61      1.95       3.12      (0.30)      2.28      2.31      0.63
Distributions to
 Shareholders:
Distributions from net
 investment income ......     (0.15)     (0.17)     (0.22)     (0.19)    (0.19)     (0.26)     (0.37)     (0.37)    (0.37)    (0.65)
Distributions from
 realized gains .........     (1.28)     (0.92)     (1.48)     (2.26)    (2.02)     (0.87)     (0.52)     (1.61)    (0.84)    (3.23)
                             ------      -----     ------     ------    ------      -----     ------     ------     -----    ------
  Total  distributions ..     (1.43)     (1.09)     (1.70)     (2.45)    (2.21)     (1.13)     (0.89)     (1.98)    (1.21)    (3.88)

Net Asset Value at
 end of year ............    $11.43     $10.14      $9.40     $11.29    $11.13     $11.39      $9.40     $10.59    $10.29     $9.19
                             ======     ======      =====     ======    ======     ======      =====     ======    ======     =====
Total Investment Rate
 of Return:** ...........     27.13%     19.13%     (1.33%)    23.79%    17.60%     34.40%     (2.80%)    22.30%    25.60%     2.53%
Ratios/Supplemental Data:
Net assets at end of year
 (in millions) ..........    $301.3     $261.2     $242.5     $264.3    $230.1     $214.2     $174.4     $197.0    $183.3    $170.0
Ratio of expenses net of
 reimbursement to
 average net assets .....      0.16%      0.14%      0.15%      0.16%     0.19%      0.19%      0.21%      0.16%     0.16%     0.15%
Ratio of net investment
 income to average net
 assets .................      1.38%      1.68%      1.98%      1.45%     1.58%      1.98%      3.38%      3.19%     2.95%     3.11%
Portfolio turnover rate .        97%       105%        93%        92%       73%        76%       108%        67%       32%       32%
Average commission
 rate per share .........   $0.0576        N/A        N/A        N/A       N/A        N/A        N/A        N/A       N/A       N/A


*    Calculations are based on average month-end shares outstanding.

** Total return is at the portfolio level and excludes contract specific charges which would reduce returns. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes investment of dividends and distributions. Total returns for less than a full year are not annualized.

     Further information concerning the Fund, its investment policies and restrictions upon its investments and The Prudential's role as an investment advisor to the Fund, may be found beginning on page 17 The Fund's Directors and Officers are listed beginning on page 28.

     The above table does not reflect charges against Account assets. Those charges are described under Other Charges on page 10.

                           GENERAL PROGRAM INFORMATION

Eligibility for Purchase


The Variable Annuity Contract (Contract) described in this Prospectus has been offered by The Prudential Insurance Company of America (The Prudential) since the beginning of 1970 only for the benefit of persons who are entitled to favorable federal income tax treatment under the Internal Revenue Code (Code) in connection with retirement plans established for or by such persons.

Until a new series of tax-qualified variable annuity contracts (not described in this prospectus) was introduced by The Prudential in September, 1977, this Contract was available to persons in the following categories:


(1) employees of corporations under qualified plans described in Section 401(a) of the Code (corporate plans);

(2) employees under annuity purchase plans adopted by public school systems and tax-exempt Section 501(c)(3) organizations, pursuant to Section 403(b) of the Code (public school and Section 501(c)(3) plans); and

(3) employees (including former employees at the time of separation from employment before retirement), and non-employed spouses of participating employees, under Individual Retirement Annuities (IRAs) established pursuant to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).


After the introduction of the new series of contracts, this Contract was available for issue only (1) in connection with corporate plans that are non-allocated (that is, where the Contract is issued in the name of the employer or plan trustee, rather than the individual participant), and (2) to add individual participants under existing programs established for corporate, qualified plans for self-employed individuals, and some 501(c)(3) plans where the transfer account is in the name of the employer or plan trustee. See The Role of the Transfer Account,page 8.


The Contract is offered by The Prudential Insurance Company of America, a mutual life insurance company organized in 1875 under the laws of the State of New Jersey. Its corporate office is located at Prudential Plaza, Newark, New Jersey 07102-3777.


The Contract is one of several that together make up the Prudential Financial Security Program. The mailing address of the office which services the tax-qualified contracts of the Program (which include a Fixed-Dollar Annuity Contract that is not described in this prospectus) is: The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777. The Prudential is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Contracts are sold by registered representatives of Pruco Securities Corporation (Prusec), an indirect wholly-owned subsidiary of The Prudential. Prusec acts as principal underwriter of the Contract. It was organized in 1971 under New Jersey law, is also registered as a broker and dealer under the Securities Exchange Act of 1934 and is also a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080.

Requests for the enrollment of employees under the Program in connection with an employer's corporate plan are usually made through the employer or through a trustee or custodian for the employer's plan. For the employer who does not have a corporate plan in effect and is interested in the establishment of such a plan, The Prudential has prepared several examples of plans which may meet his/her requirements, and which will be supplied upon request. The employer may prefer to modify one of these forms or arrange for the drafting of his/her own plan, subject to The Prudential's willingness to issue contracts under it. See The Prudential-Sponsored Pension Plans, page 17.


Upon completion of a request for enrollment satisfactory to The Prudential, the Contracts will be issued in the name of an employer, trustee or custodian, as required by the plan, under a newly established corporate plan, and in the names of individual employees where they are being added as participants to existing plans. Those in whose names Contracts are issued are known as Planholders.

The Prudential assumes no responsibility for determining whether a particular retirement plan meets the requirements for favorable federal income tax treatment. If, however, The Prudential determines that a plan, intended to qualify for such treatment, has not received favorable determination of its qualifications by the Internal Revenue Service and does not so qualify, The Prudential may, with some exceptions, terminate any Contract issued in connection with that plan.

The Variable Annuity Contract

The Contract provides for accumulation until retirement and for monthly payments thereafter for life. The value of the accumulated funds and the amount of each annuity payment will vary, reflecting the investment results of a designated portfolio consisting primarily of common stocks. Investment during the accumulation period does not, of course, assure that you will realize any profit from your investment or that you will be protected against loss in a declining market. Similarly, the amount of each annuity payment is subject to market fluctuations of the portfolio, and in declining markets is likely to be lower than earlier payments. As an alternative to variable annuity payments, the value of the Contract at the end of the accumulation period may be used to provide fixed-dollar annuity payments, or may be taken in one sum.

A Contract may also be bought with a single purchase payment to provide for variable annuity payments which begin immediately. In this event, the provisions of the Contract pertaining to the accumulation period will not apply.


The Contract provides that net purchase payments shall be allocated to Prudential's Annuity Plan Account-2 (Account). During the accumulation period, the current value of a Contract is measured in terms of accumulation shares. See How Accumulation Shares are Credited, page 11. During the payout period, the amount of the monthly retirement benefit is measured in terms of annuity shares. See How Variable Annuity Payments are Determined, page 14.


The Role of the Transfer Account

A transfer account is established with The Prudential through a Transfer Account Agreement between The Prudential and the Accountholder. The transfer account is used to facilitate the accumulation and allocation of funds for purchases under the retirement plan. Purchase payments for these Variable Annuity Contracts are made only by the transfer of funds from a transfer account, and, in certain situations, amounts may be deposited in the transfer account to pay premiums or purchase payments due under other policies of The Prudential, or contracts which are a part of the retirement plan. Funds to be transferred for such purposes may be deposited in the transfer account at any time by or for the Accountholder. The minimum deposit is $25.

At the time a transfer account is established, the Accountholder pays a one-time enrollment fee to cover the non-recurring expenses of processing the Planholder enrollments and creating the initial Program records. The fee is $40 for an employer or trustee Accountholder under a corporate plan.


  Use of a Prudential-sponsored corporate plan or qualified plan for self-employed individuals, or use of any other corporate plan or qualified plan for self-employed individuals pursuant to which a Transfer Account Agreement was issued after April 30, 1974, involves an annual charge of $5, payable by the employer, for each Variable Annuity Contract issued to a Planholder during the accumulation period. This charge is for the additional expenses involved in servicing the corporate plan or qualified plan for self-employed individuals. During 1996 and 1995, The Prudential received $815 and $405, respectively, in such annual charges.


The Accountholder and The Prudential may establish a schedule which will set forth the use and dates of the payments to be made under these and other contracts of The Prudential through the transfer account.

The Prudential will permit any purchase payment regardless of size under a Prudential-sponsored plan; scheduled purchases for all other plans are subject to a $300 annual minimum per Planholder.

If permissible under a corporate plan or qualified plan for self-employed individuals, a trustee or employer Accountholder may withdraw funds from the transfer account upon written request to The Prudential. The minimum withdrawal is $25, or the balance in the transfer account if less.


  The Prudential will credit interest as of the end of each calendar quarter in which the average balance in the transfer account during the quarter is $50 or more. Deposits will earn interest from the date of deposit to the date of transfer or withdrawal. The interest rate will be determined by The Prudential's Board of Directors each year. The rate of interest for 1997 is 4%.


The Prudential reserves the right to limit the amount maintained as a balance in a transfer account, the period during which it may be maintained and the amount of any single deposit.

Prudential's Annuity Plan Account-2

The Account was established on August 13, 1968, by resolutions of The Prudential's Board of Directors as a variable contract account of The Prudential under the laws of the State of New Jersey. It is administered by The Prudential under the general direction of The Prudential's officers and managerial staff. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act), as a unit investment trust. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Account or The Prudential.

The Account is used only in connection with individual Variable Annuity Contracts issued by The Prudential in connection with tax-qualified retirement plans including the Contracts described in this prospectus. The assets held in the Account are legally segregated from all other assets of The Prudential and will always be equal to or greater in value than The Prudential's liabilities under the Contracts, calculated in accordance with sound actuarial principles.


The assets of the Account are invested in shares of Prudential's Gibraltar Fund, Inc. (Fund) at net asset value without sales load. See Prudential's Gibraltar Fund, Inc. below. Any dividend or capital gain distributions received from the Fund are credited in the form of additional Fund shares at net asset value. Fund shares will be redeemed without redemption fee to the extent necessary to make payments under the Contracts. The Contracts do not provide for a change in the underlying investment of the Account. If, with any required approval of the Securities and Exchange Commission, a change were ever to take place, the substituted shares would be of comparable quality to Fund shares and would be registered under the Securities Act of 1933, as amended.


Prudential's Gibraltar Fund, Inc.


The Fund was incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or The Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.


The Fund's portfolio, which is set forth on pages B2 and B3, is composed primarily of common stocks of a diversified group of companies in a variety of industries. The investment objective of the Fund is concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration.

The investments of the Fund are subject to the risks of changing economic conditions and the ability of management and the investment advisor of the Fund to anticipate such changes. There can be no assurance that the Fund's investment aims will be achieved.

Fund shares are sold only to separate accounts of The Prudential including Prudential's Annuity Plan Account-2. The investment performance of the Fund determines the dollar value of interests in these accounts.


The Prudential is the investment advisor to the Fund. The Prudential has entered into a service agreement with its wholly-owned subsidiary, The Prudential Investment Corporation (PIC), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with The Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. For its investment advisory services, The Prudential is paid 1 @8 of 1% (0.125%) per year of the average daily market value of the Fund's net assets ($1.25 per year for each $1,000 of assets). The Fund paid The Prudential $349,118 in 1996 and $325,596 in 1995. In addition, the Fund has expenses which may be considered to be an indirect charge against assets; in 1996 these expenses amounted to 0.035% of average net assets of the Fund. In 1995 these expenses were slightly less than 0.015% of average net assets of the Fund. See Summary of Investment Advisory Contract on page 20, The Prudential As Manager of the Fund's Investments on page 21, and Financial
Statements of Prudential's Gibraltar Fund, Inc. and Notes to Financial Statements on pages B1 through B5. For the years ended December 31, 1996 and 1995, the Fund's total expenses were 0.16% and 0.14%, respectively, of the Fund's average net assets.

Investment Results. The financial highlights table on page 6 shows the net asset value together with operating expense and net investment income ratios, and total investment rate of return for the years indicated.


The Prudential's Administrative Role

The Prudential acts as transfer agent and dividend-paying agent and performs all administrative services relative to the Contracts and necessary to the operation of the Account. The Account itself has no officers or employees. The Prudential pays all expenses relating to its operation.

The services performed by The Prudential include safekeeping of and accounting for the assets in the Account, applying the purchase payments after making any deductions authorized by the Contracts, recording all other transactions with respect to the Contracts, furnishing confirmation notices, reports of the value of the Contracts during their accumulation period and records of the details relating to annuities effected, making the annuity payments, and maintaining the pertinent records. As part of its services The Prudential also arranges to furnish periodic financial reports of the Account and of the Fund, prospectuses, tax notices, other notices and voting material. The Prudential has periodic audits made of the books of the Account and prepares and renders for the Account tax reports and other periodic statements required by law. The charges discussed under the first two headings in the next section of this prospectus compensate The Prudential for its services.

                          DESCRIPTION OF THE CONTRACTS

Sales and Related Charges

A sales charge and any applicable premium taxes are deducted from each gross purchase payment transferred from the transfer account. The sales charge is expressed as a percentage of the adjusted gross purchase payment, which is the gross purchase payment reduced by any applicable premium taxes. These Contracts do not provide for use of a Letter of Intent by the purchaser.

The applicable sales charges are as follows:

          Total Purchase Payments
            Received During The                  Percent of Adjusted Gross        Percent of Net Amount
               Contract Year                         Purchase Payment                   Invested*
      -------------------------------            -------------------------        ---------------------
      First                  $ 5,000                       8.50%                           9.29%
      Next                   $ 5,000                       7.00                            7.53
      Next                   $ 10,000                      5.00                            5.26
      Next                   $ 30,000                      3.00                            3.09
      Next                   $ 50,000                      2.00                            2.04
      Next                   $400,000                      1.00                            1.01
      Excess over            $500,000                      0.60                            0.60

----------
      *  Without  taking  into  account   deduction  for  any  premium  tax  (or
transaction charges during the accumulation period).

Purchase Payments During the Accumulation Period. In determining the sales charge rate, all purchase payments made on the date of purchase through the same transfer account for Planholders in the accumulation period are combined and added to the current value of all accumulation shares, if any, then credited to all Planholders under the transfer account. For example, an employer submits a purchase payment of $5,000. As of the current purchase date, Planholders under the employer's transfer account are already credited with accumulation shares with a total value of $10,000. When the $5,000 is added to the $10,000, it can be seen from the above table that the sales charge rate applicable to the $5,000 purchase is 5%. The amount of the sales charge on the current purchase would, therefore, be $250.

A transaction charge is also deducted from each purchase payment made for each Planholder during the accumulation period, to cover the administrative services connected with receipt of money and crediting of the accumulation shares. The transaction charge for each purchase payment is $1, or 2% of the purchase payment if less, with a maximum of $1 for all purchases made for a Planholder under any one Contract on a single day.

For initial purchase payments of $25 and $300, for example, the sales charge will be 9.5% and 9.3%, respectively, of the net amount that will be invested in the Account. These figures do not include any initial enrollment fee, any state premium tax that may be applicable, or the transaction charge. If the transaction charge is considered with the sales charge, the amount deducted will be 11.8% and 9.7%, respectively, of the net amount invested.

Purchase Payments to Provide a Variable Annuity with no Accumulation Period. The sales charge is computed separately and somewhat differently than the sales charge for purchase payments made during the accumulation period. Although the table above is applicable, in this case it is the amount of prior purchase of annuities with no accumulation period that is combined with the current purchase amount to determine the sales charge rate, and not the current value of shares, as in the case of purchases during the accumulation period. All such prior annuity purchases through the same transfer account are combined, including purchases of related fixed-dollar annuities under the Program. To illustrate this, assume that a current purchase payment of $10,000 is made to provide a variable annuity for a Planholder. Prior annuity purchases through the same transfer account totaled $20,000. By combining the two amounts it can be seen from the above table that the sales charge rate for the current $10,000 purchase is 3%. Therefore, the sales charge for that purchase is $300.

For payments of $2,000 and $100,000, for example, the sales charge will be 9.3% and 3.3%, respectively, of the net amount that will be invested in the Account. These do not consider any enrollment fee or any applicable premium tax.

Purchase Payments Derived from the Proceeds of other Prudential Tax-qualified Contracts. No sales charge is deducted from a purchase payment, either during the accumulation period or when made to effect an annuity with no accumulation period, to the extent that such payment is derived from the proceeds of any other contract issued by The Prudential in connection with a tax-qualified retirement plan, including any dividend accumulations or paid-up additions resulting from that contract, but excluding cash dividends. Nor is any sales charge deducted at the time accumulation shares are used to provide an annuity under the Program.

During 1996, The Prudential received $4,410 in sales charges and $906 in transaction charges for purchases under these Contracts. The equivalent figures for 1995 were $4,404 and $933.

The sales and transaction charges may be changed by The Prudential subject to certain conditions. See Exercising Rights Under the Contracts, page 16.


The amount of any applicable premium tax varies depending on the jurisdiction, and is subject to change by the legislature or other authority. In many jurisdictions there is no tax at all. The tax rates currently in effect in those states that impose a tax range from 0.5% to 5%. On any Contract subject to premium tax, the tax will be deducted at the rate and incidence provided under applicable law, either from the purchase payments when received or from amounts applied to provide an annuity under the Program.

Other Charges


Transaction charges are made to cover expenses involved in the processing of liquidations of accumulation shares. The transaction charge is $1 for any partial or total liquidation, or 1% of the net amount being liquidated (after any transfer taxes) if less. There is no transaction charge or any other charge at the time the value of accumulation shares is used to effect a variable or a fixed-dollar annuity under the Program, but such value is adjusted by deducting any applicable premium tax not previously deducted. During 1996 and 1995, The Prudential received $160 and $183, respectively, in transaction charges for liquidations.

An administration charge is applied daily on the value of the portion of the net assets in Prudential's Annuity Plan Account-2 attributable to accumulation shares under these Contracts. This charge is to cover services that are rendered in connection with Contracts during their accumulation period but that are not identified with individual Contracts. On the first $250 million of assets, the charge is made at an effective annual rate of 3/8 of 1% (0.375%); on the next $250 million, the rate is 13/40 of 1% (0.325%); on the next $500 million, the rate is 11/40 of 1% (0.275%); and on the excess over $1 billion, the rate is 9/40 of 1% (0.225%). The administration charge is designed to reimburse The Prudential for the development, administration and modification costs of the Program allocable to the Contracts.

During the accumulation period, a mortality risk charge and an expense risk charge, at effective annual rates of 0.1% and 0.2%, respectively, (for a total of 0.3%, or 3/10 of 1%, per year) are applied daily against Account assets attributable to these Contracts in the accumulation period. During the annuity payout period, a mortality risk charge, an expense risk charge and an administrative charge, at effective annual rates of 0.075%, 0.150%, and 0.150%, respectively, (for a total of 0.375%, or 3/8 of 1%, per year) are applied daily against Account assets attributable to these Contracts in the annuity payout period. These charges are to cover The Prudential's general administrative expenses in operating the Account and to provide a surplus for use, if necessary, to help The Prudential to fulfill its contractual obligations, discussed under the heading The Risks which The Prudential Assumes on page 15.

During  1996  and  1995,   The  Prudential   received   $344,522  and  $326,670,
respectively, under these Contracts from the charges described in the preceding two paragraphs.

In addition, an investment advisory fee, determined daily at the rate of 0.125% (1/8 of 1%) per year of the average net assets of the Fund, is paid by the Fund to The Prudential. Thus, at present, a total charge against assets at a yearly rate of about 0.8% (8/10 of 1%) is made during the accumulation period and 0.5% (1 /2 of 1%) during the annuity payout period for these Contracts. See Prudential's Gibraltar Fund, Inc. page 9.

The charges described above may all be changed by The Prudential, subject to certain conditions. See Exercising Rights Under the Contracts, page 16.


Right to Cancel

You have the right, within ten days after you receive your Contract, to surrender the Contract by delivering or mailing it, with written notice that you wish to surrender it, to an office of The Prudential or to the agent through whom the Contract was purchased. Upon such surrender The Prudential will cancel the Contract and pay the owner an amount equal to the sum of (1) the difference between any purchase payments paid and the amounts allocated to any separate accounts under the Contract and (2) the net asset value of the Contract on the date of surrender attributable to the amounts so allocated. However, if applicable state law so requires, the amount of the purchase payment will be returned instead.

How Accumulation Shares are Credited

Each net purchase payment made during the accumulation period increases the value of the Planholder's current interest under the Contract. That value will vary, up and down, to reflect the investment results of Prudential's

Gibraltar Fund, Inc. To provide a convenient means of measuring the value of the Planholder's interest, that interest is described and recorded in terms of full or fractional accumulation shares. Each net purchase payment made for a Planholder results in the crediting of a number of accumulation shares, determined by dividing the net amount invested by the current accumulation share value. Crediting of accumulation shares is effected at the close of the day on which the purchase payment is transferred from the transfer account, if that is a business day (a day on which the New York Stock Exchange is open for business); otherwise on the first business day thereafter.

For these Contracts the accumulation share value for July 18, 1969 was set at $10. On each subsequent business day, the accumulation share value is determined by multiplying the accumulation share change factor for that day by the accumulation share value for the last preceding business day. Sales of these Contracts to the public commenced January 2, 1970. Shown below are the accumulation share values for these Contracts as of the last business day of each year of the 10 year period ending December 31, 1996.


       Last Business                           Last Business
       Day Of:                                 Day Of:


       1987             $38.56                 1992             $ 87.71
       1988              48.11                 1993              107.85
       1989              58.36                 1994              105.47
       1990              56.33                 1995              124.80
       1991              75.13                 1996              157.59

The accumulation share change factor for any business day is obtained by (1) adding to 1.00 the rate of net investment income earned and the rate of asset value changes in the Account, after provision for any taxes, from the end of the last preceding business day to the end of the current business day, and (2) deducting therefrom the rates of the administration charge and the mortality and expense risk charges described under the heading Other Charges on page 11. No provision is currently made for federal income taxes in determining the change factor. See Federal Income Taxes, page 24.


Liquidation (Redemption) and Transfer of
Accumulation Shares


The Contracts provide that accumulation shares credited under them may be liquidated, either totally or in part, at any time. For the possible tax consequences of a liquidation, including any effect a liquidation may have on the qualification of the retirement plan for special tax treatment, The Prudential recommends that the parties involved seek competent tax advice before requesting liquidation of accumulation shares. See Federal Income Taxes,page 24.

In addition there are certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts subject to Section 403(b) of the Internal Revenue Code. Under such contracts, withdrawals may be made prior to attaining age 59 1/2 in the event of severance of employment, death, total and permanent disability and, in limited circumstances, hardship. The value of your Contract as of December 31, 1988 is exempt from these restrictions. In addition, the withdrawal restrictions do not apply to the direct transfer of all or a part of your interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). See Section 403(b) Annuities, page 25.


Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married participant, a withdrawal request must include the consent of the participant's spouse. Generally, this consent, which must contain the notarized or properly witnessed signature of the participant's spouse, is required except for withdrawals in the form of a joint and 50% spouse survivor annuity. See Types of Annuity Available, page 14. These spousal consent requirements are effective beginning January 1, 1985 and apply to married participants in most qualified pension plans and those Section 403(b) annuities which are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA).

A liquidation of accumulation shares is effected as of the end of the business day on which the written request for liquidation is received by The Prudential.

In the case of total liquidation The Prudential will pay the total value of the accumulation shares credited under the Contract, determined as of the end of the business day on which liquidation is effected, less any applicable transfer taxes and transaction charge. In the case of partial liquidation the minimum payment permitted is $100, and accumulation shares of a value of at least $200 must remain credited under the Contract after the transaction. Sufficient shares and fractions of shares will be liquidated to pay the amount requested, any applicable transfer taxes and the transaction charge. Currently no transfer taxes are being imposed. (The method of determining the value of an accumulation share is described in the section just preceding this one.)

Any liquidation payment is made within 7 days after the request for liquidation is received, except as The Prudential may be permitted under any valid and applicable law to suspend the payment. Circumstances under which suspension may be permissible are described under Redemption of Fund Shares on page 23.


Accumulation shares may be transferred only to other Planholders to fulfill the purposes of the retirement plan involved.

Results Under a Hypothetical Purchase Program


The following table illustrates results under a hypothetical purchase program for a Planholder, calling for a $25 purchase payment on the first business day of each month prior to retirement. The results shown are those which would have been achieved had the hypothetical program commenced on the first business day of 1987. Results are shown for the ten years ending December, 1996.


The results shown are based upon the present charge structure. They do not take into account any reduction in sales charges that might have been obtained through the combined purchase payment procedure described in the first paragraph after the table of sales charges on page 10. The initial purchase payment does not reflect any initial enrollment charge that may then have been paid by the Accountholder for enrolling Planholders and establishing program records for the retirement plan.


The results shown are representative of those which might have been obtained, assuming a minimum purchase schedule and assuming no deductions for state premium taxes or tax upon liquidation. They do not reflect the $5 annual charge per Planholder required from the employer under certain corporate plans and qualified plans for self-employed individuals. The results are for a hypothetical program established in the past and are not to be considered as predictive of future results. The results shown are those which would have been achieved had the hypothetical program commenced on the first business day of 1987. Results are shown for the ten years ending December, 1996.


              Gross Purchase                           Yearly                     Net Amount
                 Payments                            Deductions                    Invested
           -------------------------          -----------------------    -----------------------------
                                               Sales      Transaction                                        Liquidation
Year       Current Year   Cumulative          Charges       Charges      Current Year       Cumulative          Value*
----       -----------    ----------          -------     -----------    -----------        ----------       -----------


1987           $300         $  600            $25.56          $6            $268.44         $  536.88         $  509.30
1988            300            900             25.56           6             268.44            805.32            921.68
1989            300          1,200             25.56           6             268.44          1,073.76          1,405.94
1990            300          1,500             25.56           6             268.44          1,342.20          1,626.26
1991            300          1,800             25.56           6             268.44          1,610.64          2,475.70
1992            300          2,100             25.56           6             268.44          1,879.08          3,192.81
1993            300          2,400             25.56           6             268.44          2,147.52          4,217.52
1994            300          2,700             25.56           6             268.44          2,415.96          4,388.25
1995            300          3,000             25.56           6             268.44          2,684.40          5,476.89
1996            300          3,000             25.56           6             268.44          2,684.40          6,075.02

* At end of calendar year, after deduction of transaction charge upon liquidation. The liquidation value is calculated upon the basis of the actual investment results realized by the Account that are net of the actual separate account and Prudential's Gibraltar Fund, Inc. annual expenses that were incurred.


Effecting a Variable Annuity

For any variable annuity to be effected, The Prudential must receive written instructions in a form satisfactory to The Prudential as to the type of annuity desired and proof satisfactory to The Prudential of the date of birth of the Planholder and, if a last survivor life annuity is provided, of the contingent annuitant.

The net amount applied to provide the annuity, adjusted by deducting any sales charge (for an annuity with no accumulation period) and any applicable tax on annuity considerations, is converted to annuity shares, which measure the value of the monthly retirement benefit.


The purchase of the variable annuity is made on the first business day on which the office of The Prudential which services these Contracts has all of the above. That day is called the effective date. The Prudential will send the Planholder his/her first monthly annuity payment on the first day of the first calendar month that is at least one month after the effective date. This is called the initial payment date.


In the absence of prior instructions to effect an annuity or liquidate the accumulation shares credited to a Planholder, the value of any shares remaining outstanding will be used to provide an annuity when the individual Planholder attains age 75 or at such earlier time as may be required by law or the applicable pension plan.

The effecting of a variable annuity is subject to The Prudential's rules then in effect in respect to age and amount, and to any requirements imposed by federal or state laws or regulations. Currently there is no minimum amount that must be applied to effect an annuity under a Prudential-sponsored corporate plan or qualified plan for a self-employed individual, but for other retirement plans the current minimum amount requirement is $2,000 for the initial annuity effected and $1,000 for any subsequent annuity effected for the same Planholder. Annuities effected under these Contracts and under the qualified Fixed-Dollar Annuity Contracts included in the Prudential Financial Security Program are considered together for the purpose of meeting the minimum requirements. Whenever an annuity is to be effected by the use of the value of accumulation shares under the terms of the Contract or the applicable retirement plan, and such value does not meet the minimum amount requirement, The Prudential will pay the value of the accumulation shares in one sum as a total liquidation.

Types of Annuity Available

The following types of variable annuity are described in the Contract.

Type A -- Life Annuity. Annuity payments are payable only during the lifetime of the Planholder. This type provides a larger monthly payment than do Types B and C, described below, because payments cease when the Planholder dies. For example, it would be possible under this type for the annuitant to receive only one annuity payment if death were to occur within the first month after the first monthly annuity payment. Accordingly, this type is primarily appropriate where larger income during the Planholder's lifetime is of greater importance than preservation of a remainder for dependents.

Type B -- Life Annuity -- 10 Years Certain. Annuity payments are payable during the lifetime of the Planholder. If the Planholder dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum.

Type C -- Last Survivor Life Annuity. Annuity payments are payable as long as either the Planholder or the designated contingent annuitant is living. Under plans other than corporate plans, only the spouse of the Planholder can be named as contingent annuitant. As with the Type A --Life Annuity above, it would be possible under this type of annuity for only one monthly annuity payment to be made, if both the Planholder and the contingent annuitant died within the first month after annuity payments begin.

Where the Planholder is not married, and under IRA, or Section 403(b) annuities, in the absence of specific instructions at the time an annuity is to be effected and subject to the terms of the retirement plan, a Type B -- Life Annuity -- 10 Years Certain will be provided.

How Variable Annuity Payments are Determined


The amount of the monthly variable annuity payment depends on (1) the net purchase payment for the annuity, (2) the type of annuity selected, (3) the date of birth of the Planholder, and of the contingent annuitant under a Type C Annuity, (4) the annuity rate table selected by The Prudential for these Contracts (see Schedules of Annuity Rates below), and (5) the investment results of Prudential's Annuity Plan Account-2, which, in turn, reflect the investment results of the Fund.


The first four items together provide the basis for determining the dollar amount of monthly annuity that would be paid if there were no change in the monthly value of an annuity share. This dollar amount is called the tabular monthly annuity. It is converted to a monthly number of annuity shares by dividing that amount by the annuity share value on the effective date. The monthly number of annuity shares thus established remains the same through the duration of the annuity except for the possibility of temporary additional annuity shares as described in the third paragraph under Schedules of Annuity Rates, below.


The investment results of the Account, item (5), are reflected in changes in the monthly value of the annuity share (the annuity share value) to the extent that the rate of net investment return (after deducting the administrative and risk charges described under Other Charges on page 11) is greater or less than the effective annual interest rate assumed in the applicable schedule of annuity rates. The amount payable on the first day of each month beginning with the initial payment date is the product of (a) the monthly number of annuity shares and (b) the annuity share value calculated as of one month and one business day prior to the due date of the payment.


Schedules of Annuity Rates. The schedules currently contained in the Variable Annuity Contract are based on the Annuity Table for 1949 with adjustments described in the Contract to reflect improving mortality trends, and with assumed effective annual interest rates of 3.5% and 5%. The 5% schedule is applicable in all but a few states in which it is currently not available under the state law or regulations. In these few states (Florida, New Mexico, Texas and West Virginia) the 3.5% schedule applies.

The 5% schedule, because it is based upon a higher assumed effective annual interest rate, results in a greater initial monthly annuity payment than is provided under the 3.5% schedule. For example, under a Type B Annuity, the initial monthly annuity payment per $1,000 of net purchase payment for a person born in 1931 and age 65 on the initial payment date would be $6.70 under the 5% schedule and $5.84 under the 3.5% schedule. However, in reflecting the investment results of the Fund, the annuity share value for an annuity using the 5% schedule will increase more slowly and decrease more quickly than will the annuity share value for an annuity using the 3.5% schedule. As a rough rule of thumb, the 3.5% schedule should turn out to be more advantageous for Planholders who live longer than the average, while the 5% schedule should be better for Planholders for whom the larger early payments are especially important.


The Contracts are entitled to participate in the divisible surplus of The Prudential, as may be determined annually at the sole discretion of The Prudential's Board of Directors. The board has determined that Planholders receiving annuity payments will so participate in 1997. They will be temporarily credited with an additional number of monthly annuity shares on which annuity payments in 1997 are based. There is no assurance that such participation in the divisible surplus of The Prudential or temporary crediting of annuity shares will occur for any future year. In the example given in the previous paragraph, the initial payments are increased for 1997 from $6.70 to $7.24 and from $5.84 to $6.41 for the 5% and 3.5% schedules, respectively.


Annuity Share Value. For these Contracts, the annuity share value for July 18, 1969 was set at $1. The annuity share value for any subsequent business day is determined by multiplying the annuity share change factor for that day (see below) by the annuity share value for the immediately preceding business day.


The annuity share change factor for any business day is obtained by (1) adding to 1.00 the rate, after provision for any taxes, of net investment income earned and of asset value changes in Prudential's Annuity Plan Account-2 from the end of the last preceding business day to the end of the current business day, and
(2) deducting from such sum the applicable administrative and risk charges. See the section headed Other Charges on page 11. The remainder is then divided by the sum of 1.00 and the rate of interest on a daily basis at the effective annual rate assumed in the applicable schedule of annuity rates. No provision is currently made for federal income taxes in determining the change factor. See Federal Income Taxes, page 24.


Each share value listed was used to determine annuity payments for the second succeeding month. For example, the share value as of the last business day in December is used to compute the February annuity payment. Shown below are the annuity share values as of the last business day of each year of the 10 year period ending December 31, 1996.


    Last Business                               Last Business
    Day of:       3.5%*         5%              Day of:       3.5%*          5%

    1987          $2.17       $1.66             1992          $4.23        $3.03
    1988           2.62        1.98             1993           5.04         3.55
    1989           3.08        2.30             1994           4.78         3.32
    1990           2.89        2.13             1995           5.48         3.75
    1991           3.74        2.71             1996           6.71         4.53


    * 3.5% schedule currently applies only in a few states.

The Prudential provides an alternative arrangement under which a person who purchases a variable annuity with no accumulation period may do so by starting out with a fixed-dollar annuity and converting it gradually over a 36-month period, a 1/36th portion in each month, to a variable annuity. This gradual conversion arrangement permits the purchaser to reduce the chance of making the purchase at a time when the value of common stock may be relatively high, by making in effect 36 separate investments in the Account. Of course, this also reduces the chance of investing in annuity shares at a time when the value of common stocks may be relatively low. The 5% rate schedule is not available with gradual conversion.


The Risks Which The Prudential Assumes

The Prudential assumes the risk (1) that annuitants as a class may live longer than estimated, with the result that payments will continue for longer than expected, and (2) that charges under the Contracts may not be enough to cover the actual expenses incurred. In either event, the loss will fall on The Prudential. These risks assumed by The Prudential must be evaluated in the light of The Prudential's right, upon 90 days notice to Planholders and Accountholders, to make certain changes in the Contracts, including the charges and the schedule of annuity rates, thereby reducing exposure to loss as a result of the guarantee. However, such changes would apply only to new purchases after the effective date of the change and not to any annuities or accumulation shares already in effect. See The Prudential's Right to Change the Contract on page 17.

Even though the assets of Prudential's Annuity Plan Account-2 are separately accounted for, the entire general account assets of The Prudential are available to meet the expenses and fulfill The Prudential's obligations under the Variable Annuity Contracts. The charges The Prudential makes for assuming these risks are described in the section headed Other Charges, page 11.


On the other hand, the charges may exceed the expenses that The Prudential ultimately incurs under these Contracts. As the actual experience is realized, the amount by which any such excess is greater than the amount which must prudently be retained to fulfill The Prudential's obligations will become a part of the divisible surplus of The Prudential.

In the event the Fund suspends the redemption of its shares because of the closing of the New York Stock Exchange or other emergency reason, The Prudential will make annuity payments during the period of suspension out of its general account assets. The amount of such payments will be determined in a fair and equitable manner satisfactory to the Department of Insurance of the State of New Jersey.

Payment Upon the Death of the Planholder

Subject to The Prudential's approval and the terms of the applicable retirement plan, a beneficiary may be designated (1) for the accumulation shares credited to a Planholder if the Planholder dies during the accumulation period, (2) for the termination value of an annuity if the Planholder dies on or after its effective date but before its initial payment date, and (3) if a Type B Annuity is effected, for the discounted value of the unpaid installments if the Planholder dies after the first but before the 120th monthly installment is payable.

The Prudential reserves the right, prior to making payment in accordance with a beneficiary designation, to require due proof of the Planholder's death and such completed claim forms and other evidence as may be required to properly establish the claim.

Subject to the above, at the death of the individual Planholder during the accumulation period, the designated beneficiary will be credited with that number of the Planholder's accumulation shares which represent the beneficiary's interest. If such beneficiary is not already a Planholder, The Prudential will establish a Plan for the beneficiary, but only to the extent of the accumulation shares so credited, and transfer those accumulation shares to that Plan, in both cases without charge.

If an annuity is effected and the Planholder dies before the initial payment date, The Prudential will cancel the annuity on the first business day not earlier than the day on which The Prudential receives due proof of death and claim forms satisfactory to it, and will pay the termination value to the beneficiary entitled to settlement.

The termination value is approximately equal to the net amount which was required to provide the annuity as of the effective date (after deduction of any applicable premium tax and sales charge), increased at the assumed effective annual interest rate and increased or decreased in accordance with the rate of change in the annuity share value between the annuity effective date and the cancellation date. There will also be an adjustment for any annuity payments that may have been made before notice of death is received. Payment of this termination value is in full settlement of all liability of The Prudential for the cancelled annuity.

Certain minimum distribution rules apply to the case where the Planholder dies before annuity payments begin. Federal tax law requires that if the Planholder dies before the initial payment date of an annuity, the entire value of his/her Contract must generally be distributed within 5 years of the date of death. Special rules may apply to the spouse of a deceased Planholder.


No amount is payable upon the death of a Planholder after the initial payment date of an annuity, except for any amount which may be payable under a Type B Annuity, as described in this section and under Types of Annuity Available on page 14. Of course, upon the death of either the Planholder or the designated contingent annuitant under a Type C Annuity (described on page 14) monthly payments will continue in accordance with the provisions of the annuity for the remaining lifetime of the survivor.


If the death benefit is payable as a result of the Annuitant's coverage under a qualified plan for self-employed individuals, other qualified plan, IRA or
Section 403(b) Annuity, the Annuitant's death benefit must be distributed within 5 years after the date of his/her death. However, if payments begin within one year of the Annuitant's death, the death benefits may be distributed over the Beneficiary's life or over a period not extending beyond the Beneficiary's life expectancy. For example, if the Beneficiary's life expectancy is 12 years, he/she may only elect to receive monthly installments for a fixed period of up to 12 years. If the Annuitant's spouse is the Beneficiary, payments need only begin on or before April 1 of the calendar year following the calendar year in which the Annuitant would have attained age 70 1/2 or, in some instances, the remaining interest in the Contract may be rolled over to an IRA.

Exercising Rights Under the Contracts

The Rights of the Planholder and Accountholder. Under many retirement plans an employer or trustee Accountholder, rather than the Planholder in whose name a Contract is issued, may be legally entitled, during the accumulation period, to many or all of the benefits, rights and privileges under the Contract. In each case the Contract, which includes any endorsements attached thereto as to ownership and limitations of rights, will set forth explicitly which rights and privileges may be exercised by the Accountholder. The terms of the retirement plan itself may also affect the respective rights and privileges of the parties. Neither the Contracts nor any values or payments thereunder are assignable except to The Prudential.

The Continuing Right to Effect an Annuity. While The Prudential expects to continue to provide variable annuities under the Program, it reserves the right to discontinue doing so upon 90 days notice to Accountholders and Planholders. Even after such discontinuance, Planholders with accumulation shares credited will have a continuing right to effect an annuity under the Program. In addition, Planholders with interests in other qualified contracts of The Prudential on the date notice of discontinuance is given will have a continuing right to exchange those interests for accumulation shares or variable annuities without sales charge, but only to the extent of the Planholder's interest in such other contracts on the date of the notice.


The Prudential's Right to Change the Contract. The Prudential may not change the Contract with respect to any annuity after its effective date. Neither may The Prudential change the schedules of annuity rates, the administration charge or the mortality risk and expense risk charges applicable to accumulation shares already credited. Otherwise, upon 90 days notice to Planholders and Accountholders, The Prudential may change the terms and provisions concerning the schedules of annuity rates, the charges by The Prudential and the applicable minimum requirements. The Prudential may also add or substitute contracts under the Program, provided, however, that unless the change is required by law or regulation, it will not affect purchases already made unless the Planholder or Accountholder accepts the substituted contracts as applying to any such purchases.


Except as provided above, or as required by federal or state law or regulation, no changes which would adversely affect rights acquired by Planholders and Accountholders under Contracts of the Program will be made without consent.

The Prudential-Sponsored Pension Plans

The Prudential has prepared several examples of pension and profit-sharing plans for corporations, designed to qualify under Section 401(a) of the Code. Each of these plans provides that The Prudential will provide the insurance and annuity contracts called for under the plan.

The form of The Prudential-sponsored master and prototype plans has been approved by the Internal Revenue Service (IRS). Approval by the IRS of a plan as a master or prototype plan is limited to the form of a plan, and does not constitute approval of any particular plan using the master or prototype. IRS approval of a particular plan may have to be requested by the employer.


                DESCRIPTION OF PRUDENTIAL'S GIBRALTAR FUND, INC.


Investment Policies

The Fund invests primarily in common stocks and other securities convertible into common stocks. Notwithstanding its growth objective, the Fund may invest a relatively small percentage of assets, which Fund management interprets to be not more than 15%, in preferred stocks, bonds, debentures, notes and other evidences of indebtedness, of a character customarily acquired by institutional investors, whether or not publicly distributed. These may or may not be convertible into stock or accompanied by warrants or rights to acquire stock.


At times, when economic conditions or general levels of common stock prices are such that it may be deemed temporarily advisable to curtail investments in common stocks, a larger than usual proportion of the Fund's assets may be invested in such preferred stocks and evidences of indebtedness, or may be held in cash or its equivalents, as a defensive measure. Nevertheless, not more than 10% of the assets of the Fund may be invested in loans made through the purchase of privately placed evidences of indebtedness of a character customarily acquired by institutional investors. See the subheading Special Risks, page 18.

In addition, the Fund may hold at times a moderate amount of cash and high-grade, short-term debt securities to facilitate the orderly and flexible programming of investments. Such debt securities may include securities acquired through short-term repurchase transactions which will be "fully collateralized," i.e., the value of the securities held by the Fund will be at least equal to the repurchase price, including accrued interest.

Normally the Fund will hold securities purchased for one year or more, although it will sell individual securities when their current price seems clearly excessive in relation to estimated present or future value or when the situation of the issuer appears to be deteriorating. The Fund's portfolio turnover is discussed under the heading The Prudential as Manager of the Fund's Investments on page 21. The Fund does not plan to trade for short-term profits, but may take advantage of occasional opportunities for such profits if circumstances make this advisable. To the extent that the Fund makes short-term investments, it would incur greater brokerage charges than would otherwise be the case, and any short-term capital gains would constitute ordinary income.

Restrictions on Investment


The Fund operates under a number of investment restrictions. Some arise out of state laws and are summarized under New Jersey Investment Laws on page 19. Those which follow, as well as the investment policies described above, are self-imposed, fundamental policies of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.


The Fund does not:

(1) underwrite the securities of other issuers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 as indicated below;

(2)  buy or sell commodities or commodity contracts;

(3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

(4)  invest for the purpose of exercising control or management;

(5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment advisor who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

(6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

(7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

(8)  borrow money;

(9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10) invest in the securities of other investment companies; or

(11) issue senior securities.

Securities Lending. The Fund may from time to time lend its portfolio securities to broker-dealers and/or banks, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, the lender continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earned interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. The Prudential has advised the Fund's Directors that the lender does not have the right to vote securities on loan, but The Prudential would terminate the loan and cause the loaned securities to be returned to the Fund in order to exercise the voting rights if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Fund would be an unsecured creditor to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

The Fund will not lend its portfolio securities to broker-dealers affiliated with The Prudential, including Prudential Securities Incorporated. This will not affect the Fund's ability to maximize its securities lending opportunities.


American Depository Receipts. The Fund may also invest in American Depository Receipts (ADRs) which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.


Special Risks. In addition to the previously mentioned restrictions, the Fund may invest no more than 10% of the value of its assets in securities which, because of legal or contractual restrictions upon resale or for other reasons, are not readily marketable. Such securities include the privately placed evidences of indebtedness referred to above. As of December 31, 1996, the Fund did not hold any such restricted securities.


Any investment in such securities may entail special risks because of difficulties in selling them. If the securities were to be sold publicly, the Fund may be deemed an "underwriter" for purposes of the Securities Act of 1933 and may be required to register the securities under that Act. In that case, the Fund might have to bear the expense of such registration, and the delays in the sale pending the registration could result in a lower selling price. If the securities were to be sold privately, the price obtainable might be lower than would be obtained if the securities could be publicly marketed.

The value of any such securities will be determined in good faith by or under the authority of the Fund's Board of Directors. A determination that the value of particular securities is less than would have been the case had the securities been freely marketable will make the net asset value of Fund shares correspondingly lower.


Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks which should be considered fully by investors. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.


Investment by the Fund in warrants or rights to acquire stock may also entail risks. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of its assets. Warrants are basically options to purchase securities at a specified price within a given time. They are highly speculative, have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation that issues them. The price of warrants does not necessarily move parallel with the price of the underlying securities.

New Jersey Investment Laws


As long as The Prudential, or a subsidiary or affiliate thereof, continues to be the investment advisor of the Fund, the Fund's investments must meet requirements set forth in the Revised Statutes of New Jersey. The Fund has, to the extent required by law, adopted such requirements as part of its investment policy while The Prudential, or a subsidiary or affiliate, continues as the investment advisor.

The following is a summary of current provisions of New Jersey law which impose additional limitations on the investment policies of the Fund described in the preceding two sections.


1. Evidences of indebtedness of a corporation, joint stock association, business trust, business joint venture or business partnership may not be purchased if in default as to interest.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.


3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.


4. Additional securities of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Fund would be invested in the securities of such corporation.

These currently applicable requirements of New Jersey law impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Fund will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 and 2 of this section may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Fund.

Investment limitations may also arise under the insurance laws and regulations of other states where Contracts of the Program are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the limitations of other states could impose additional restrictions on the portfolio of the Fund.

Summary of Investment Advisory Contract

Under an Investment Advisory Contract, The Prudential has agreed to furnish investment management to the Fund. Such investment management entails the selection of securities for purchase or sale by the Fund and the resulting placement of orders. Periodic reports of such purchases and sales are submitted to the Fund for review by the Board of Directors.

Subject to The Prudential's supervision, substantially all of the investment management services provided by The Prudential are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between The Prudential and PIC which provides that The Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.


The Prudential bears the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions and transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all officers and employees reasonably necessary for the Fund's operations (excluding members of the Fund's Board of Directors who are not officers or employees of The Prudential), and the office facilities of the Fund. The amount paid to The Prudential for its investment advisory services to the Fund is shown under the heading Prudential's Gibraltar Fund, Inc. on page 9.


The Investment Advisory Contract and the Service Agreement will continue in effect from year to year provided renewal is approved at least annually by the Fund's Board of Directors, including approval by a majority of those directors who are not interested persons of either party to the Contract or Agreement.


The Investment Advisory Contract also grants the Fund a royalty-free, non-exclusive license to use the words "Prudential's Gibraltar" and the registered service mark of a rock representing the Rock of Gibraltar which appears on the cover of this Prospectus. However, The Prudential may terminate this license if The Prudential or a company controlled by it ceases to be the Fund's investment advisor. The Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Contract shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Contract notwithstanding termination of the license.

The Investment Advisory Contract may be terminated by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 60 days notice to The Prudential. The Prudential may terminate the Investment Advisory Contract on 90 days notice to the Fund. The Investment Advisory Contract will also terminate automatically in the event of its assignment.


The Prudential will continue to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients.


The Investment Advisory Contract with The Prudential was approved at the annual meeting of stockholders held on May 21, 1970. The Board of Directors has unanimously approved continuance of the Contract in each year since then, most recently at a meeting held on February 12, 1997.


The Service Agreement between The Prudential and PIC will continue in effect as to the Fund for a period of more than two years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Contract between The Prudential and the Fund. The Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Contract between The Prudential and the Fund. The Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Contract between The Prudential and the Fund. The Agreement provides for The Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services.

  The Service Agreement between The Prudential and PIC was ratified by stockholders at their annual meeting held on September 27, 1985. The Board of Directors has unanimously approved continuance of the Agreement in each year since then, most recently at a meeting held on February 12, 1997.

A separate contract between The Prudential and the Fund provides that, as long as the Fund sells its shares only to The Prudential, its separate accounts or organizations approved by it, The Prudential will pay all expenses of the Fund not covered by the Investment Advisory Contract (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of The Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, and any other local, state or federal taxes). The Prudential has accordingly paid the organizational expenses of the Fund and such other expenses as those incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission, the cost of preparing and printing Fund prospectuses, and fees for auditors and lawyers. Under the present contractual arrangements, it will continue to pay any such expenses incurred in the future.

The Prudential as Manager of the Fund's Investments


Prudential Mutual Fund Investment Management (PMFIM), a division of PIC, supplies the services with respect to equity securities. PMFIM analyzes industries and companies within these industries in order to recommend purchases and sales of equity securities. The personnel of PMFIM, formerly Prudential Investment Advisors, comprised the Asset Management Department of The Prudential until transferred to PIC on December 31, 1984, which Department had been responsible since 1950 for recommending and supervising the investments that comprise the substantial portfolio of common stocks held as part of The Prudential's general assets. This portfolio approximated $303 million at the end of 1996. That Department had also been responsible for a significant percentage of the common stock investments of The Prudential's mutual funds, pension accounts and other accounts.

Gregory P. Goldberg, Managing Director, PMFIM, has been the portfolio manager for the Gibraltar Fund, Inc. since 1995. Mr. Goldberg also selects stocks for the Prudential Multi-Sector Fund and is portfolio manager of the Prudential Allocation Fund-Balanced Portfolio.


PMFIM's investment staff selects companies and diversifies investments over many firms and industries. It provides continuous supervision and management over the performance of the investments. This is to reduce the risk of developments which may adversely affect the market value of the securities of one company or industry. But the emphasis is on the careful choice of investments believed to have potential for growth, rather than upon diversification alone.

In implementing the Fund's investment objectives, each securities analyst is assigned the responsibility of keeping abreast of developments in specific industries and companies within those industries. On the basis of periodic contacts with company managements, consultants and research staffs of investment banking and brokerage firms, as well as analyses of company reports, business periodicals and standard statistical services, each analyst makes projections of earnings and dividends, and determines the relative attraction of the companies he/she follows based on these projections in the light of current conditions and market price. Securities will be purchased for the Fund's portfolio and sold from it on the basis of these analyses.

These methods of selection and supervision, like diversification, while they do not guarantee successful investment or eliminate the risks involved therein, are ones which the average individual may not have the time, facilities, training or funds to employ on his/her own.

Portfolio Turnover. The Fund's portfolio turnover rates for the last ten years are shown in the table on page 6. (This rate is used to measure the activity of a fund's portfolio securities. It is calculated by dividing purchases or sales, whichever is less, by the average monthly value of the portfolio securities, in each case excluding securities with maturities of one year or less.)


As noted elsewhere in this Prospectus, the Fund seeks long-term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes, which may increase the rate of portfolio turnover. The rate of portfolio activity will usually affect the brokerage costs of the Fund. It is anticipated that under normal circumstances the portfolio turnover rate would not exceed 100%. During 1996 and 1995 the portfolio turnover rates were 97% and 105% respectively.


The Prudential manages several other securities portfolios, including the portfolios of The Prudential Series Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, registered under the 1940 Act as open-end management investment companies. Some of these portfolios invest in common stock. Investment opportunities may become available from time to time that are suitable both for the Fund and for these other common stock portfolios. On these occasions, an allocation of the securities available will be made, taking into account the suitability of the security in the light of the investment objectives of each portfolio, the size and composition of the respective portfolios and the availability of cash.

Brokerage

The Prudential is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, The Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for any portfolio, consideration is given to whether the broker or dealer has furnished The Prudential or PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. The Prudential or PIC use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Fund may be used in connection with the execution of transactions for other investment accounts.

Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in providing investment management for the Fund. Although The
Prudential's present policy is not to permit higher commissions to be paid on transactions in order to secure research and statistical services from brokers, The Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the Board of Directors of the Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which The Prudential serves as investment manager or advisor, one entity will not be favored over another and allocation of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which The Prudential acts as investment manager or advisor have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

Prudential Securities Incorporated (Prudential Securities) may act as a securities broker for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow
Prudential Securities to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund may not engage in any transactions in which The Prudential or its affiliates, including Prudential Securities, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

The Prudential or its affiliates, including PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts The Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Fund.


During  the  calendar  year  1996,  $662,074  was  paid to  various  brokers  in connection with securities transactions for the Fund. Of this amount, approximately 64.9% was allocated to brokers who provided research and statistical services to The Prudential. The equivalent figures for 1995 were $756,838 and 77.52% and for 1994 were $774,338 and 74.6%.

Of the total brokerage fees paid by the Fund during 1996, $19,301 or 2.9% was paid to Prudential Securities Incorporated, an affiliated broker. For 1996, Prudential Securities effected 2.2% of the transactions involving the payment of commissions, on an aggregate dollar basis. For 1995 and 1994, no money or percentage was paid.


Determination of Net Asset Value

Shares of the Fund are sold to Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2, which invest the money paid for purchases under the tax-qualified and non-tax-qualified contracts of the Program. Sales of Fund shares are made at the net asset value next determined after such purchases are made.

The Prudential determines the net asset value of Fund shares on each business day (a day on which the New York Stock Exchange is open for business). The net asset value is computed by dividing the net assets by the number of outstanding shares of the Fund. Net assets are the total of cash and other assets, including investment securities taken at value, minus liabilities.


Each security traded on a national securities exchange will be valued at the price which, on the date of valuation, is the last sales price (or the mean between the last bid and asked price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or mean price at the time of close of the New York Stock Exchange on the principal exchange on which such security is traded. For any security not traded on a national securities exchange but traded in the over-the-counter market, the value will be the mean between the last reported bid and asked price available at the time of close of the New York Stock Exchange, except that the securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) will be valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices on the date of valuation provided by a pricing service which utilizes NASDAQ quotations. Debt obligations with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.


Redemption of Fund Shares


Redemptions of Fund shares result from liquidations of interests under the Contracts of the Program, and are made at the net asset value next determined after such liquidations are made. Payment for shares redeemed will ordinarily be made within 7 days after the redemption request is received from The Prudential.

This right of redemption may, however, be suspended for any period during which the New York Stock Exchange is closed on other than a regular holiday or weekend, or trading thereon is restricted, or for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund either to dispose of securities owned by it or to determine the value of its assets fairly. Redemption may also be suspended in the event the Securities and Exchange Commission has provided for such suspension for the protection of security holders. See withdrawal restrictions applicable to Section 403(b) annuities discussed in Section 403(b) Annuities, page 15.


Description of Fund Shares and Voting Rights

The Fund's authorized capital is 75,000,000 shares of common stock, $1 par value. Common stock is purchased with amounts arising from payments made by participants in the separate accounts of the Prudential Financial Security Program. All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the preceding section, Redemption of Fund Shares.

After a distribution of investment income and realized net capital gains in December of each year, the balance of the Fund's investment income and realized net capital gains for the calendar year then ending are normally distributed during the first calendar quarter after the end of that calendar year. Any such distributions to the accounts will ordinarily be credited in the form of additional Fund shares at net asset value. However, partial distributions may be made in cash to meet expenses of the accounts. See Federal Income Taxes, below.


Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of The Prudential. At December 31, 1996, Prudential's Annuity Plan Account-2, the account discussed in this Prospectus, held approximately 19% of all Fund shares outstanding. Prudential's Investment Plan Account and Prudential's Annuity Plan Account, separate accounts of The Prudential which are not discussed in this Prospectus, held approximately 80% and 1%, respectively. Fund shares are voted by The Prudential in accordance with voting instructions received from participants in those accounts. Instruction forms for this purpose will be furnished by The Prudential. If there are Fund shares held in the Account for which voting instructions are not received, The Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in the Account for which it received instructions.


Custodian, Transfer Agent and Dividend-Paying Agent


The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, is currently custodian of the Fund's assets and transfer agent and dividend-paying agent of the Fund. Subject to Board approval, on or about

May 31, 1997, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716, will become the custodian of the Fund's assets and transfer agent and dividend-paying agent of the Fund. The Fund's custodian maintains certain financial and accounting books and records on behalf of the Fund pursuant to an agreement with the Fund.


                            SUPPLEMENTARY INFORMATION

State Regulation

The Prudential is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. The Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of The Prudential's reserve liabilities under all outstanding life insurance and annuity contracts.

New Jersey law requires a quinquennial examination of The Prudential to be made. Examination involves extensive audit, including but not limited to an inventory check of assets, sampling techniques to check the performance by The Prudential of its contracts, and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and contractholders.

The laws of New Jersey also contain special provisions, which are codified as Sections 17B:28-1 through 17B:28-14 of the New Jersey Statutes, which relate to the issuance and regulation of contracts on a variable basis. These statutes set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions.

In addition to the annual statement referred to above, The Prudential is required to file with New Jersey and other states a separate annual statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Regulation by the New Jersey Department does not involve any supervision or control over the investment policy of the Fund or over the selection of investments therefor, except for verification that certain investment requirements of New Jersey law are met.

Federal Income Taxes


Prudential's Gibraltar Fund, Inc. Under the provisions of the Internal Revenue Code applicable to regulated investment companies, the Fund, by distributing substantially all of its net investment income and realized capital gains, will be relieved of federal income tax on the income and gains so distributed. The Fund has qualified for such tax treatment and intends to continue to so qualify. Qualification of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. See Description of Fund Shares and Voting Rights on page 23. There is a 4% excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. The Fund intends to employ practices that will eliminate or minimize the imposition of this excise tax.


Prudential's Annuity Plan Account-2. The operations of Prudential's Annuity Plan Account-2 form a part of, and are taxed with, the operations of The Prudential. No federal income tax is currently payable on distributions of income received on the Fund shares held in the Account for the benefit of Planholders, on capital gains realized by The Prudential on redemptions of Fund shares, or on capital gains dividends received by the Account from the Fund.


Retirement Plans Under the Program. The provisions of the Code that apply to retirement plans are complex, and Planholders would be well advised to consult a qualified tax advisor, particularly if liquidation under a Contract is contemplated. Withdrawals may be subject to income tax consequences, including tax penalties. In general, assuming that the requirements and limitations of the applicable provisions of the Code are adhered to by Accountholders, Planholders and employers, contributions made to a qualified retirement plan (other than after-tax employee contributions) are deductible by the employer and not currently taxable to Planholders.


The principal tax advantages to Planholders under these plans derive from the facts that within certain limits the amounts set aside each year are in pre-tax rather than after-tax dollars, and that no federal income tax is currently imposed upon investment income or realized gains earned by the Account in which the accumulated purchase payments are held. When an annuity becomes payable under these plans all or a portion of the monthly payments are taxable as ordinary income under Section 72 of the Code. Lump sum distributions are generally treated as ordinary income, but may in certain circumstances be treated part as long-term capital gains and part as ordinary income. The amount of tax may also be limited in some cases by a special income averaging rule.

Taxable payments under the Contract will generally be subject to withholding by the payer. In some circumstances, recipients of pensions and annuities may elect for withholding not to apply.

Recipients, including those who have elected out of withholding, must supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and subject the distribution to the back up withholding requirements of the law.

Withholding


Certain distributions from qualified retirement plans and 403(b) annuities will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, 403(b) annuity or IRA. Unless the Contract owner elects to the contrary, the portion of any taxable amounts received under the Contract will be subject to withholding to meet federal income tax obligations. The rate of withholding on annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate filed by the Contract owner with The Prudential. For payments not subject to mandatory withholding, if no such certificate is filed, the Contract owner will be treated, for purposes of determining the withholding rate, as a married person with three exemptions; the rate of withholding on all other payments made under the Contract, such as amounts received upon withdrawals, will be 10%. Thus, if the Contract owner fails to elect that there be no withholding, The Prudential will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that is taxable. The Prudential will provide the Contract owner with forms and instructions concerning the right to elect that no amount be withheld from payments. Generally, there will be no withholding for taxes until payments are actually received under the Contract. Distributions to Contract owners under an eligible deferred compensation plan subject to Section 457 of the Code are treated as the payment of wages for federal income tax purposes and thus are subject the general withholding requirements.

The few additional comments which follow concerning possible tax consequences under qualified plans for self-employed individuals, IRA, savings incentive match plans for employees (SIMPLE) under Code Section 408(p) and Section 403(b) annuities are intended merely to call attention to certain features of those plans. They do not purport to be a complete discussion, and are not intended as tax advice. As suggested above, a qualified tax advisor should be consulted for advice and answers to any questions.

Qualified Plans for Self-employed Individuals. For self-employed individuals who establish such plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $30,000 or 25% of "earned income." "Earned income" is computed after the deduction for contributions to the plan is considered.

Under these plans, payments are subject to certain minimum distribution requirements and generally must begin by April 1 of the calendar year following the later of the calendar year in which the employee: attains age 70 1/2; or retires.

Ira Plans. For persons who establish such plans, the annual contribution limit is the lesser of $2,000 or 100% of earned income. An IRA contribution of up to $2,000 for each spouse is permitted (including a non-working spouse) if the combined compensation of both spouses is at least equal to the contributed amount, provided that the non-working spouse earns less than the working spouse and they file a joint return. As with qualified plans for self-employed individuals, payments to the Planholder must begin by April 1 of the year following the calendar year in which age 701 @2 is attained and are subject to certain minimum distribution requirements. Any distributions before age 591 @2 generally may result in certain penalty taxes. Certain penalties may result if the contribution or age limitations are exceeded.

Deductions for IRA contributions in those cases where an individual or an individual's spouse is an active participant in an employer sponsored pension plan, Simplified Employee Pension (SEP), SIMPLE, Section 403(a) or Section 403(b) annuity are limited to individuals whose adjusted gross income is less than certain specified amounts.


For married individuals who file a joint tax return, a full deduction will be available if adjusted gross income is $40,000 or less. For a single individual, the limit is $25,000. Partial deduction for IRA contributions will be available for married, joint filers who have adjusted gross income of more than $40,000 and less than $50,000 and single individuals whose adjusted gross income is less than $35,000. Married individuals filing separately will be permitted to take a partial deduction if their adjusted gross income is less than $10,000.

Section 403(b) Annuities. The amounts contributed under these plans and increments thereon are not taxable as income until distributed as annuity income or otherwise. In general, the maximum amount that can be contributed by salary reduction is $9,500. However under certain special rules, the limit could be increased as much as $3,000.

In addition, the Code permits certain total distributions from a Section 403(b) Annuity to be "rolled over" to another Section 403(b) Annuity or IRA. Certain partial distributions from a Section 403(b) Annuity may be "rolled over" to an IRA.

An annuity contract will not qualify as a Section 403(b) Annuity unless under such contract distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of death, disability, separation from service, attainment of age 59 1/2 or hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.) The Section 403(b)(11) withdrawal restrictions do not apply to the transfer of all or part of a participant's interest in his/her Contract among the available investment options offered by The Prudential and do not apply to the direct transfer of all or part of the Participant's interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

In imposing the restrictions on withdrawals as described above, The Prudential is relying upon a no-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.


Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified plans.

Distributions from a IRA generally must commence by April 1 of the calendar year following the later of (1) the calendar year in which the employee attains age 701 @2, or (2) the calendar year in which the employee retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

Penalty for Early Withdrawals. A 10% penalty tax will generally apply to the taxable part of distributions received from an IRA, SEP, SIMPLE (25% penalty in certain situations), Section 403(b) annuity, qualified plans for self-employed individuals, and other qualified plans before age 591 @2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death of the employee, to pay certain medical expenses, or in certain instances, disability, or upon separation from service on or after attainment of age 55. The terms of your retirement arrangement will control application of the limited exceptions.


Additional Information


This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The information so omitted may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.


Experts


The financial statements and financial highlights included in this Prospectus for the fiscal year 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein. The financial statements and financial highlights included in this Prospectus for all fiscal years prior to 1996, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein. Such financial statements and financial highlights have been included herein in reliance upon the reports of such firms given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.


Litigation


On October 28, 1996, The Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to The Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW).) On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, The Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to The Prudential.

In addition, a number of actions have been filed against The Prudential by policyowners who have excluded themselves from the settlement; The Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on The Prudential's activities. As of February 24, 1997, The Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of The Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on The Prudential's financial position.


                       DIRECTORS AND OFFICERS OF THE FUND


The directors and executive officers of the Fund are listed below, together with their addresses and information as to their principal occupations during the past five years. Collectively, they own, on record or beneficially, less than a 1% interest in separate accounts of The Prudential which hold Fund shares. Directors' meeting fees and expenses are paid by the Fund only in respect to those directors or former directors who are not officers or employees of The Prudential. Such payments totaled $9,600 in 1996 and $7,200 in 1995, representing equal amounts paid to Messrs. Fenster, McDonald and Weber.

MENDEL A. MELZER*, Chairman of the Board--Chief Investment Officer of Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993:
Managing Director, The Prudential Investment Corporation. Address: 751 Broad Street, Newark, New Jersey 07102.

JONATHAN GREENE*, President and Director.--President of Investment Management, Prudential Investments, since 1996; Vice President and Portfolio Manager T. Rowe Price Associates, Inc, 1974 to 1996. Address: 751 Broad Street, Newark, New Jersey 07102.

SAUL K.  FENSTER,  Director--President  of New Jersey  Institute of  Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., Director--Principal, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address:9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

SUSAN COTE, Vice President--Vice President Prudential Investments since 1996; 1995 to 1996: Chief Operating Officer and Managing Director, Prudential Mutual Fund Investment Management; Prior to 1995: Senior Vice President and Treasurer of Prudential Mutual Funds. Address: 100 Mulberry Street, Gateway Center 3, Newark, New Jersey 07102.

THOMAS EARLY, Secretary--General Counsel, Mutual Funds and Annuities, Prudential Investments since 1996; 1994 to 1996: General Counsel, Prudential Retirement Services, Prudential Investments; Prior to 1994: Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company. Address: 100 Mulberry Street, Gateway Center 3, Newark, New Jersey 07102.

EUGENE STARK, Comptroller, Principal Financial Officer and Treasurer--Vice President, Prudential Investments since 1996; prior thereto First Vice President of Prudential Mutual Fund Management LLC. Address: 100 Mulberry Street, Gateway Center 3, Newark, New Jersey 07102.

* These members of the Board are interested persons of The Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Contract between the Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Fund. Mr. Melzer and Mr. Greene, two of the five members of the Board, are interested persons of The Prudential and the Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Fund. Messrs. Fenster, McDonald and Weber are not interested persons of The Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW, Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee. Business consultant since 1987. Senior Vice President H.J. Heinz from 1971 to 1986. Mr.Agnew is also a director of Bausch & Lomb Inc. and John Wiley & Sons, Inc. Age 62. Address:
One Mellon Bank Center, Suite 2120, Pittsburgh, PA 15219.

FREDERICK K. BECKER, Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics. President, Wilentz Goldman and Spitzer (law firm) since 1989, with firm since 1960. Age 61.
Address: 90 Woodbridge Center Drive,
Woodbridge, NJ 07095.

JAMES G. CULLEN, Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Vice Chairman, Bell Atlantic Corporation. President, Bell Atlantic Corporation from 1993 to 1995. President New Jersey Bell 1989 to 1993. Mr. Cullen is also a director of Johnson& Johnson. Age 54. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director since 1989 (current term expires April, 1997). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. National and International Health Care Advisor, Ernst & Young since 1985. Dr. Davis is also a director of Merck & Co., Inc., Beckman Instruments, Inc., Pharmaceutical Marketing Services, Inc. and Science Applications International Corporation. Age 65. Address: 1225 Connecticut Avenue, N.W., Washington, DC 20036.

ROGER A. ENRICO, Director since 1994 (current term expires April, 1998). Member, Committee on Nominations; Member, Compensation Committee. CEO PepsiCo, Inc. since 1996. Vice Chairman, PepsiCo, Inc. from 1993 to 1996. Chairman and CEO, Pepsi Co. Worldwide Food, from 1991 to 1993. President and CEO, Pepsi Co.
Worldwide Beverage from 1986-1991. Mr. Enrico is also a director of Dayton Hudson Corporation and A.H.Belo Corporation. Age 52. Address: 14841 North Dallas Parkway, Dallas, TX, 75240.

ALLAN D. GILMOUR, Director since 1995 (current term expires April, 1999). Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of USWest, Inc., Whirlpool Corporation and The Dow Chemical Company. Age 62.
Address: 751 Broad Street, Newark, NJ 07102.

WILLIAM H. GRAY, III, Director since 1991 (current term expires April, 2000). Member, Finance Committee; Member, Committee on Nominations. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr.Gray served in Congress from 1979 to 1991. Mr.Gray is also a director of Warner-Lambert Co., Chase Manhattan Corp., Municipal Bond Investors Assurance Corp., Westinghouse Electric Corp., Union Pacific Corp., Lotus Development Corp., and Rockwell International Corp. Age 55. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031.

JON F. HANSON, Director since 1991 (current term expires April, 1997). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Co. since 1976. Mr. Hanson is also a director of United Water Resources. Age 60. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director since 1997. Chairman and Chief Executive Officer, Owens Corning. Age 62. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Nominations. Guest Scholar, The Brookings Institution since 1993. Assistant to the President and Director of Presidential Personnel, U.S. Government, 1991-1992. Deputy Secretary, Department of Health & Human Services from 1989 to 1991. Ms. Horner is also a director of Pfizer, Inc., Ingersoll-Rand Company and Foster Wheeler Corporation. Age 55.
Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY, Director.--Former Chairman and Chief Executive Officer, The Perkin Elmer Corporation. Age 65. Address: 751 Broad Street, Newark, New Jersey 07102-3777.

BURTON G. MALKIEL, Director since 1978 (current term expires April, 1998). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Nominations. Professor, Princeton University, since 1988. Dr. Malkiel is also a director of The Jeffrey Co., Vanguard Group, Inc., Amdahl Corporation, Baker Fentress & Company, and Southern New England Telecommunications Co. Age 64.
Address: 110 Fisher Hall, Prospect Avenue, Princeton University, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F. S. SCHMERTZ, Director. Principal, Investment Strategies International. Age 62. Address: 90 Riverside Drive, New York, NY 10024.

CHARLES R. SITTER, Director since 1995 (current term expires April, 1999). Member, Committee on Dividends. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957; he is currently a director of Exxon. Age 66. Address: 5959 Las Colinas Boulevard, Irving, TX 75039.

DONALD L. STAHELI, Director since 1995 (current term expires April, 1999). Member, Compensation Committee. Chairman and Chief Executive Officer, Continental Grain Company since 1994. Mr. Staheli was Chairman of Continental Grain from 1988 to 1994. Age 65. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director since 1976 (current term expires April, 2000). Chairman, Compensation Committee; Member, Committee on Nominations, Member, Executive Committee. Chairman of the Board and Chief Executive Officer, The Toronto-Dominion Bank since 1978. Mr. Thomson is also a director of CGC, Inc., Eaton's of Canada, Ltd., INCO, Ltd., The Thomson Corp. National Retail Credit Services Limited, TEC Leaseholds Limited, Thomglen Corporation and S.C. Johnson & Son, Ltd. Age 63. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director since 1996 (current term expires April, 2000). Chairman and Chief Executive Officer of Unisys Corporation since 1990. Mr. Unruh is also a director of Ameritech Corporation. Age 56. Address: Township Line& Union Meeting Roads, Blue Bell, PA 19424.

P. ROY VAGELOS, M.D., Director since 1989 (current term expires April, 1997). Chairman, Auditing Committee; Member, Committee on Dividends; Member, Executive Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of Pepsi Co., Inc., The Estee Lauder Companies Inc. and McDonnell Douglas Corp. Age 67. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Auditing Committee; Member, Executive Committee. Attorney, Picco Herbert Kennedy (law firm) from 1990. Partner of Jamieson, Moore, Peskin & Spicer from 1984 to 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director since 1988 (current term expires April, 2000). Member, Committee on Dividends; Member, Committee on Nominations. Chairman, James D. Wolfensohn, Inc. since 1988; Chief Executive Officer, James D. Wolfensohn, Inc. since 1995. Chairman, J. Rothschild, Wolfensohn & Co. from 1992 to 1995. Mr Volcker is also a director of Fuji-Wolfensohn International, Nestle, S.A., UAL Corp. and the Board of Governors, American Stock Exchange. Age 69. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Dividends. Chairman of the Board, The Williams Companies since 1994. Chairman & Chief Executive Officer, The Williams Companies 1979-1993. Mr.Williams is also a director of Flint Industries and The Orvis Company. Age 63. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN, Chairman, Chief Executive Officer, and President since 1994. Age 54.

E. MICHAEL CAULFIELD, Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group since 1995; 1989-92 Managing Director. Age 50.

MICHELE S. DARLING, Executive Vice President, Human Resources. Age 43.

RODGER LAWSON, Executive Vice President, Marketing and Planning. Age 50.

MARK B. GRIER, Chief Financial Officer since 1995. Age 44.

JOHN V. SCICUTELLA, Executive Vice President, Operations and Systems, since 1995. Age 48.

WILLIAM F. YELVERTON, Chief Executive Officer, Individual Insurance Group since 1995. Age 55.

R. BROCK ARMSTRONG, Senior Vice President, Individual Insurance Development. Age 50.

MARTIN BERKOWITZ, Senior Vice President and Comptroller since 1995. Age 48.

WILLIAM M. BETHKE, President, Capital Markets Group, Senior Vice President since 1986. Age 49.

LEO J. CORBETT, Senior Vice President, Individual Insurance Marketing. Age 48.

MARK R. FETTING, President, Prudential Retirement Services. Age 42.

WILLIAM D. FRIEL, Senior Vice President and Chief Information Officer since 1993; 1988-92: Vice President. Age 57.

JAMES R. GILLEN, Senior Vice President and General Counsel since 1984. Age 59.

BRUCE J. GOODMAN, Chief Executive Officer, Prudential Service Company, Senior Vice President since 1993.Age 55.

JONATHAN M. GREENE, President, Investment Management, Prudential Investments. Age 53.

JEAN D. HAMILTON, President, Diversified Group. Age 50.

RONALD JOELSON, Senior Vice President, Guaranteed Products. Age 39.

IRA J. KLEINMAN, Executive Vice President, International Insurance Group; Senior Vice President since 1992; 1978-92: Vice President. Age 49.

DONALD C. MANN, Senior Vice President, Community Resources; Senior Vice President since 1990; 1985-90: Vice President. Age 54.

NEIL A. McGUINNESS, Senior Vice President, Marketing, Prudential Investments. Age 50.

PRISCILLA A. MYERS, Senior Vice President, Audit, Compliance and Investigation since 1995. Age 47.

RICHARD O. PAINTER, President, Prudential Insurance& Financial Services since 1995. Age 49.

KIYOFUMI SAKAGUCHI, President, International Insurance Group since 1995. Age 54.

GREGORY W. SCOTT, Chief Financial Officer, Prudential Healthcare Group since 1995. Age 43.

BRIAN M. STORMS, President, Mutual Funds and Annuities, Prudential Investments since 1996. Age 42.

ROBERT J. SULLIVAN,  Senior Vice President,  Sales, Prudential Investments.  Age
58.

SUSAN L. BLOUNT, Vice President and Secretary since 1995. Age 39.

C. EDWARD CHAPLIN, Vice President and Treasurer since 1995. Age 40.

                            FINANCIAL STATEMENTS OF
                      PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

STATEMENT OF NET ASSETS
December 31, 1996
  Investment in 4,984,507 shares of
    Prudential's Gibraltar Fund at net asset
    value of $11.4274 per share (Cost:
    $46,574,629)...............................  $   56,959,863
  Accrued expenses.............................          (9,859)
                                                 --------------
  NET ASSETS...................................  $   56,950,004
                                                 --------------
                                                 --------------

NET ASSETS, representing:
    Equity of planholders [Notes 8]............  $   54,320,588
    Equity of annuitants [Note 8]..............         533,348
    Equity of The Prudential Insurance Company
      of America...............................       2,096,068
                                                 --------------
                                                 $   56,950,004
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividend distributions received............  $       695,470
  EXPENSES
    Charges to planholders and annuitants for
      assuming mortality and expense risks and
      for administration [Note 3]..............  $       355,141
                                                 ---------------
  NET INVESTMENT INCOME........................          340,329
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Capital gains distributions received.......        5,956,471
    Realized gain on shares redeemed
      [identified cost basis] [Note 2].........          891,850
    Net unrealized gain on investments.........        5,257,088
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       12,105,409
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    12,445,738
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and 1995
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $        340,329     $       431,193
    Capital gains distributions received...................................................          5,956,471           4,111,693
    Realized gain (loss) on shares redeemed................................................            891,850            (177,333)
    Net unrealized gain on investments.....................................................          5,257,088           4,141,643
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................         12,445,738           8,507,196
                                                                                             ------------------  -------------------
  ACCUMULATION AND ANNUITY TRANSACTIONS:
    Purchase payments......................................................................            636,829           1,430,749
    Accumulation Shares liquidated.........................................................         (5,978,227)         (9,866,473)
    Annuity benefit payments...............................................................            (73,649)            (88,116)
                                                                                             ------------------  -------------------
  NET DECREASE IN NET ASSETS RESULTING FROM ACCUMULATION AND ANNUITY TRANSACTIONS..........         (5,415,047)         (8,523,840)
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM EQUITY TRANSFERS [Note 5]......................            579,007             533,030
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          7,609,698             516,386
  NET ASSETS:
    Beginning of year......................................................................         49,340,306          48,823,920
                                                                                             ------------------  -------------------
    End of year............................................................................   $     56,950,004     $    49,340,306
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A2 THROUGH A3.

                                       A1

                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

NOTE 1:  GENERAL

The Annuity Plan Account-2 (the "Account") was established on August 13, 1968, by resolutions of Prudential's Board of Directors, as a variable contract account of The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey. It is administered by Prudential under the general direction of Prudential's officers and managerial staff. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act), as a unit investment trust.
Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Account or Prudential. The assets of the Account are invested in shares of Prudential's Gibraltar Fund (the "Fund") at the net asset value without sales load.

PRUDENTIAL'S GIBRALTAR FUND

The Fund was incorporated in the State of Delaware on March 14, 1968. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investment--The investment in shares of the Fund is stated at the net asset value.

Security Transactions--Realized gains and losses on security transactions are reported on an identified cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the dividend payment date.

Equity of The Prudential Insurance Company--Prudential maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in Prudential's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

NOTE 3:  MORTALITY RISK, EXPENSE RISK, AND ADMINISTRATION CHARGES

The following charges, at effective annual rate as indicated, are applied daily against the net assets of the Account attributable to the respective contracts and are paid to Prudential.

A.  MORTALITY RISK AND EXPENSE RISK CHARGES

    For the class of contracts introduced prior to September 16, 1977 the mortality risk charge and expense risk charge are 0.10% and 0.20%, respectively, during the accumulation period and 0.075% and 0.15%, respectively, during the payout period.

    For the class of contracts introduced on September 16, 1977 the mortality risk charge and expense risk charge are 0.60% and 0.20%, respectively, during both the accumulation and the payout period.

                                       A2

    Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For the year ended December 31, 1996, the amount of these charges paid to Prudential was $159,973.

B.  Administration Charge

    For the class of contract introduced prior to September 16, 1977 the administration charge is 0.375% during the accumulation period and 0.15% during the payout period.

    For  the  class  of   contracts  introduced  on   September  16,  1977   the
    administration charge is 0.50% during both the accumulation and the payout period.

    These charges, which were paid to Prudential, include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For the year ended December 31, 1996, the amount of these charges paid to Prudential was $195,168.

NOTE 4:  TAXES

Prudential is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Prudential. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 5:  NET INCREASE IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase in net assets resulting from equity transfers represents the net contributions of Prudential to the Account.

NOTE 6:  PURCHASE AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Fund for the year ended December 31, 1996 were as follows:

Purchases:           $0
Sales:       $5,186,772

NOTE 7:  ACCUMULATION SHARE TRANSACTIONS

The number of Accumulation Shares purchased and liquidated for the year ended December 31, 1996, was as follows:

Accumulation Shares Purchased:            4,202
Accumulation Shares Liquidated:          41,763

NOTE 8:  EQUITY OF PLANHOLDERS AND ANNUITANTS

Equity of Planholders at December 31, 1996:

                                                                   SHARES       SHARE VALUE      EQUITY
                                                                -------------  -------------  -------------

Class of contracts introduced prior to September 16, 1977        339,186.467    $ 157.59074   $  53,452,647
Class of contracts introduced on September 16, 1977                6,579.578    $ 131.91443   $     867,941
                                                                                              -------------
                                                                                              $  54,320,588
                                                                                              -------------
                                                                                              -------------

Equity of Annuitants at December 31, 1996

Annuity Contracts assuming 3.5% investment result          11,241.118    $  6.70516   $    75,374
Annuity Contracts assuming 5% investment result           101,192.154    $  4.52579   $   457,974
                                                                                      -----------
                                                                                      $   533,348
                                                                                      -----------
                                                                                      -----------

                                       A3

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Prudential's Annuity Plan Account-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential's Annuity Plan Account-2 at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of shares owned in Prudential's Gibraltar Fund, Inc. at December 31, 1996, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                       A4

INDEPENDENT AUDITORS' REPORT

To the Planholders of
Prudential's Annuity Plan Account-2
and the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of changes in net assets of Prudential's Annuity Plan Account-2 of The Prudential Insurance Company of America for the year ended December 31, 1995. This financial statement and share information are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting Prudential's Annuity Plan Account-2 for the stated period in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       A5

                            FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $258,445,755)............................  $  303,562,622
    Receivable for investments sold............       4,733,056
    Interest and dividends receivable..........         306,071
                                                 --------------
      Total Assets.............................     308,601,749
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,643,337
    Bank overdraft.............................       2,528,378
    Due to investment adviser..................          94,424
    Accrued expenses...........................          38,989
                                                 --------------
      Total Liabilities........................       7,305,128
                                                 --------------
  NET ASSETS...................................  $  301,296,621
                                                 ==============

  Net assets were comprised of:
    Common stock, at $1 par value..............  $   26,366,193
    Paid-in capital, in excess of par..........     217,244,277
                                                 --------------
                                                    243,610,470
  Undistributed net investment income..........         602,554
  Accumulated net realized gain on
    investments................................      11,966,730
  Net unrealized appreciation on investments...      45,116,867
                                                 --------------
    Net assets, December 31, 1996..............  $  301,296,621
                                                 ==============

    Net asset value and redemption price per
      share (26,366,193 shares of common stock
      outstanding; 75,000,000 shares
      authorized)..............................  $        11.43
                                                 ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividends (net of $6,523 foreign
      withholding taxes).......................  $     2,959,611
    Interest...................................        1,344,964
                                                 ---------------
                                                       4,304,575
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          349,118
    State franchise tax expense................           73,666
    Excise tax expense.........................           71,422
    Directors' fees............................            8,500
    Custodian expense..........................            5,000
                                                 ---------------
      Total expenses...........................          507,706
    Less: expense reimbursement for excise
      tax......................................          (71,422)
                                                 ---------------
      Net expenses.............................          436,284
                                                 ---------------
  NET INVESTMENT INCOME........................        3,868,291
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       35,522,025
    Net change in unrealized appreciation on
      investments..............................       28,188,380
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       63,710,405
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    67,578,696
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     Years Ended December 31
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      3,868,291     $     4,381,133
    Net realized gain on investments.......................................................         35,522,025          31,242,770
    Net change in unrealized appreciation on investments...................................         28,188,380           9,457,438
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................         67,578,696          45,081,341
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (3,659,501)         (4,026,639)
    Distributions from net realized capital gains..........................................        (31,301,947)        (21,543,401)
                                                                                             ------------------  -------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................        (34,961,448)        (25,570,040)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Reinvestment of dividends and distributions [2,971,950 and 2,396,099 shares,
     respectively].........................................................................         33,969,659          24,867,217
    Capital stock repurchased [(2,374,885) and (2,430,032) shares, respectively]...........        (26,513,694)        (25,659,420)
                                                                                             ------------------  -------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS................          7,455,965            (792,203)
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         40,073,213          18,719,098
  NET ASSETS:
    Beginning of year......................................................................        261,223,408         242,504,310
                                                                                             ------------------  -------------------
    End of year............................................................................   $    301,296,621     $   261,223,408
                                                                                             ==================  ===================


              SEE NOTES TO FINANCIAL STATEMENTS ON PAGES B4 AND B5.

                                       B1

December 31, 1996
                            SCHEDULE OF INVESTMENTS
                           PRUDENTIAL'S GIBRALTAR FUND

LONG-TERM INVESTMENTS -- 87.9%
                                                                       Value
COMMON STOCKS -- 84.4%                                 Shares         (Note 1)
                                                    -------------  --------------
AEROSPACE -- 1.1%
  Coltec Industries, Inc. (a).....................        175,000  $    3,303,125
                                                                   --------------
ALUMINUM -- 1.6%
  Aluminum Co. of America.........................         75,000       4,781,250
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  LucasVarity PLC, ADR (United Kingdom) (a).......         72,200       2,743,600
  Miller Industries, Inc. (a).....................         74,550       1,491,000
                                                                   --------------
                                                                        4,234,600
                                                                   --------------
CHEMICALS -- 1.7%
  Agrium, Inc.....................................        257,000       3,533,750
  Polymer Group, Inc. (a).........................        108,300       1,502,662
                                                                   --------------
                                                                        5,036,412
                                                                   --------------
COMMUNICATIONS EQUIPMENT -- 4.7%
  Cisco Systems, Inc. (a).........................        124,000       7,889,500
  Comverse Technology, Inc. (a)...................         50,000       1,881,250
  VeriFone, Inc. (a)..............................         45,100       1,330,450
  Westell Technologies, Inc. (a)..................        133,000       3,009,125
                                                                   --------------
                                                                       14,110,325
                                                                   --------------
COMPUTER HARDWARE -- 1.0%
  Larscom, Inc. (Class 'A' Stock) (a).............        125,100       1,423,012
  Western Digital Corp. (a).......................         29,700       1,689,187
                                                                   --------------
                                                                        3,112,199
                                                                   --------------
COMPUTER SOFTWARE SERVICES -- 6.5%
  C/NET, Inc. (a).................................         32,800         943,000
  Computer Associates International, Inc..........         60,000       2,985,000
  Edify Corp. (a).................................         52,200         835,200
  Macromedia Inc. (a).............................        130,200       2,343,600
  Microsoft Corp. (a).............................         86,000       7,105,750
  Oracle Corp. (a)................................         66,000       2,747,250
  Softkey Intl., (a)..............................        171,000       2,458,125
                                                                   --------------
                                                                       19,417,925
                                                                   --------------
DIVERSIFIED GAS -- 1.4%
  Weatherford Enterra, Inc. (a)...................        135,000       4,050,000
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.3%
  Pfizer, Inc.....................................         55,000       4,558,125
  St. Jude Medical, Inc. (a)......................         65,100       2,774,887
  United States Surgical Corp.....................        144,400       5,685,750
                                                                   --------------
                                                                       13,018,762
                                                                   --------------
ELECTRICAL EQUIPMENT -- 2.0%
  UCAR International, Inc. (a)....................        162,500       6,114,062
                                                                   --------------
ELECTRONICS -- 8.6%
  Burr-Brown Corp. (a)............................        106,000       2,703,000
  Checkpoint Systems, Inc. (a)....................        117,400       2,905,650
  Intel Corp......................................         56,000       7,329,000
  SGS Thomson Microelectronics, N.V...............         50,500       3,535,000
  Uniphase Corp. (a)..............................        179,700       9,434,250
                                                                   --------------
                                                                       25,906,900
                                                                   --------------
FINANCIAL SERVICES -- 10.6%
  Advanta Corp. (Class 'B' Stock).................        109,600       4,466,200
  E*TRADE Group, Inc. (a).........................         49,700         559,125
  Federal National Mortgage Association...........        300,000      11,175,000
  Imperial Credit Industries, Inc. (a)............        193,800       4,045,575

December 31, 1996

                                                                       Value
Common Stocks (Continued)                              Shares         (Note 1)
                                                    -------------  --------------
  Student Loan Marketing Association..............         51,100  $    4,758,688
  The Money Store, Inc............................        249,800       6,900,725
                                                                   --------------
                                                                       31,905,313
                                                                   --------------
FOREST PRODUCTS -- 2.4%
  Stone Container Corp............................        255,000       3,793,125
  Willamette Industries, Inc......................         50,000       3,481,250
                                                                   --------------
                                                                        7,274,375
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.0%
  Physican Corp. of America (a)...................        211,800       2,118,000
  Sierra Health Services, Inc. (a)................         34,600         852,025
                                                                   --------------
                                                                        2,970,025
                                                                   --------------
INSURANCE -- 5.0%
  Aetna Inc.......................................         76,000       6,080,000
  Equitable of Iowa Companies.....................         23,600       1,082,650
  Travelers Group, Inc............................        173,333       7,864,985
                                                                   --------------
                                                                       15,027,635
                                                                   --------------
LEISURE -- 2.3%
  Carnival Corp. (Class 'A' Stock)................        120,000       3,960,000
  La Quinta Inns, Inc.............................        135,600       2,593,350
  Prime Hospitality Corp. (a).....................         34,500         556,313
                                                                   --------------
                                                                        7,109,663
                                                                   --------------
Oil Services -- 6.6%
  B.J. Services Co. (a)...........................         83,000       4,233,000
  Bouyges Offshore SA, ADR (France) (a)...........         68,100         876,788
  Input/Output, Inc. (a)..........................        146,000       2,701,000
  J. Ray McDermott SA.............................         82,000       1,804,000
  Smith International, Inc. (a)...................        125,000       5,609,375
  YPF SA, ADR (Argentina).........................        189,000       4,772,250
                                                                   --------------
                                                                       19,996,413
                                                                   --------------
Petroleum -- 3.3%
  Alberta Energy Company Ltd......................        102,900       2,469,600
  Exxon Corp......................................         75,000       7,350,000
                                                                   --------------
                                                                        9,819,600
                                                                   --------------
Real Estate Development -- 3.9%
  Crescent Real Estate Equities Trust.............         51,500       2,716,625
  Equity Residential Properties Trust.............         80,000       3,300,000
  Manufactured Home Communities, Inc..............         74,000       1,720,500
  Meditrust Corp..................................          9,300         372,000
  Patriot American Hospitality, Inc...............         85,000       3,665,625
                                                                   --------------
                                                                       11,774,750
                                                                   --------------
Regional Banks -- 2.7%
  Citicorp........................................         80,000       8,240,000
                                                                   --------------
Restaurants -- 1.8%
  Lone Star Steakhouse & Saloon, Inc. (a).........         93,100       2,490,425
  McDonald's Corp.................................         67,000       3,031,750
                                                                   --------------
                                                                        5,522,175
                                                                   --------------
Retail -- 2.5%
  Galoob Toys, Inc. (a)...........................        135,000       1,890,000
  The Gap, Inc....................................        190,000       5,723,750
                                                                   --------------
                                                                        7,613,750
                                                                   --------------




                                       B2

December 31, 1996

                                                                       Value
Common Stocks (Continued)                              Shares         (Note 1)
                                                    -------------  --------------
Steel -- 1.7%
  AK Steel Holding Corp...........................        131,200  $    5,198,800
                                                                   --------------
Telecommunications -- 3.1%
  ADC Telecommunications, Inc. (a)................        222,700       6,903,700
  Nextel Communications, Inc. (Class 'A'
    Stock) (a)....................................        180,000       2,340,000
                                                                   --------------
                                                                        9,243,700
                                                                   --------------
Tobacco -- 2.6%
  RJR Nabisco Holdings Corp.......................        230,000       7,820,000
                                                                   --------------
Utility - Electric -- 0.6%
  Long Island Lighting Co.........................         75,900       1,679,288
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $208,840,593)............................................     254,281,047
                                                                   --------------
PREFERRED STOCKS -- 2.2%

Financial Services -- 0.5%
  Advanta Corp. (Class 'B' Stock).................         40,000       1,600,000
                                                                   --------------
RETAIL -- 1.7%
  Kmart Corp. (Cum. Conv.)........................        105,000       5,118,750
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $6,829,050)..............................................       6,718,750
                                                                   --------------

                                                      Principal
                                                       Amount
CONVERTIBLE BONDS -- 1.3%                               (000)
                                                    -------------
Computer Software Services -- 0.3%
  Softkey Intl.,
    5.50%, 11/01/00...............................     $1,230           1,017,825
                                                                   --------------
Retail -- 1.0%
  Sunglass Hut Intl.,
    5.25%, 06/15/03...............................      4,000           2,870,000
                                                                   --------------
Total Convertible Bonds
  (cost $4,101,112)..............................................       3,887,825
                                                                   --------------
Total Long-term Investments
  (cost $219,810,025)............................................     264,887,622
                                                                   --------------

December 31, 1996

                                                      Principal
                                                       Amount          Value
SHORT-TERM INVESTMENTS -- 12.9%                         (000)         (Note 1)
                                                    -------------  --------------
Commercial Paper -- 10.0%
  Associates Corp. of North America,
    6.202%, 01/02/97..............................     $15,000     $   15,000,000
  Smith Barney, Inc.,
    6.00%, 01/02/97...............................     15,000          15,000,000
                                                                   --------------
                                                                       30,000,000
                                                                   --------------
Time Deposit -- 2.9%
  Toronto Dominion Holdings,
    6.50%, 01/02/97...............................      8,675           8,675,000
                                                                   --------------

Total Short-term Investments
  (cost $38,675,000).............................................      38,675,000
                                                                   --------------

Total Investments -- 100.8%
  (cost $258,445,755; Note 3)....................................     303,562,622
  Liabilities in excess of other assets -- (0.8%)................      (2,266,001)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  301,296,621
                                                                   ==============


The following abbreviations are used in portfolio descriptions:

    ADR                 American
                        Depository
                        Receipt
    N.V.                Naamloze Vennootschap (Dutch Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

(a)          Non-income poducing security.



                                       B3

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        PRUDENTIAL'S GIBRALTAR FUND, INC.

Note 1:  Accounting Policies

Prudential's Gibraltar Fund, Inc. (the "Fund") is a Delaware Corporation and is registered as an open-end,diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential to serve as the investment medium for the variable contracts accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Securities Valuation: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded on the last business day of the year. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing best bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations. Short-term investments are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant amortization of discount or premium to maturity.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions And Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends And Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification Of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $333,913, decreased net realized gains by $54,498 and decreased paid-in capital in excess of par by $279,415. Such reclassification had no effect on net assets, results of operations, or net asset value per share.

                                       B4

Note 2:  Investment Advisory Fee And Other Transactions With Affiliates

Investment Advisory Fee: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

During the year ended December 31, 1996, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $19,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

Note 3:  Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $247,883,005 and $294,407,725, respectively.

The federal income tax basis of the Fund's investments at December 31, 1996 was $258,485,025 and, accordingly, net unrealized appreciation for federal income tax purposes was $45,077,597 (gross unrealized appreciation--$56,645,190; gross unrealized depreciation--$11,567,593).





                                       B5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.:

In our opinion, the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1996, the result of its operations, the changes in its net assets, and financial highlights for the year ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the America
New York, NY 10036
February 13, 1997




                                       B6

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of Prudential's Gibraltar Fund, Inc.

We have audited the accompanying statement of changes in net assets of Prudential's Gibraltar Fund, Inc. for the year ended December 31, 1995, and the financial highlights contained in the Prospectus for each of the nine years in the period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets of Prudential's Gibraltar Fund for the year ended December 31, 1995, and the financial highlights for each of the nine years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       B7

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997

Variable Annuity Contracts
(for use in connection with pension, profit-sharing and annuity purchase plans and Individual Retirement
Annuities qualifying for special federal income tax treatment)






Prudential's Gibraltar Fund, Inc.



The Prudential Insurance Company of America



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such offer would be unlawful in such State.

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other  than  those  contained  in  this  prospectus  or in  the  sales  material authorized by The Prudential Insurance Company of America for use in connection with the offer contained in this prospectus.
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